UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSRS


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-2857

Name of Fund:  Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, Core Bond Portfolio of Merrill Lynch Bond Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ, 08536. Mailing address: P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 09/30/04

Date of reporting period: 10/01/03 - 03/31/04

Item 1 - Report to Stockholders



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


Core Bond Portfolio of
Merrill Lynch Bond Fund, Inc.


Semi-Annual Report
March 31, 2004



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com;
and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.



Merrill Lynch Bond Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



A Letter From the President


Dear Shareholder

Index returns during the most recent six-month and 12-month reporting periods indicate that fixed income markets - both taxable and tax-exempt - continued to reward those investors who were willing to accept greater risk. The high yield market, as measured by the Credit Suisse First Boston High Yield Index, provided a six-month return of +8.65% and a 12-month return of +22.86% as of March 31, 2004. By comparison, the Lehman Brothers Aggregate Bond Index returned +2.98% and +5.40% and the Lehman Brothers Municipal Bond Index returned +3.12% and +5.86% for the six-month and 12-month periods ended March 31, 2004, respectively.

As of March month-end, the Federal Reserve Board maintained its accommodative policy stance. As a result, short-term interest rates remained at historic lows and kept the short end of the yield curve relatively flat, making it increasingly difficult to find attractive income opportunities. Market watchers continue to monitor the economic data and Federal Reserve Board language for indications of interest rate direction. Having said that, if the economy continues to grow at its recent pace, many believe it is just a matter of time before rates move upward.

Equity markets, in the meantime, continued to provide attractive returns. For the six-month and 12-month periods ended March 31, 2004, the Standard & Poor's 500 Index returned +14.08% and
+35.12%, respectively. Much of the boost came from improving economic conditions throughout the past year. Significant fiscal and monetary stimulus, including the low interest rates and tax cuts, has opened the door to consumer spending, capital spending, increases in exports and long-awaited job growth. As expected, these positive developments have led the way to improvements in corporate earnings - a positive for stock markets.

The events and efforts of the past year leave us with a much stronger economy today. With all of this in mind, we believe it is time for investors to consider what can go right in 2004. We encourage you to revisit your portfolio and your asset allocation strategy to ensure you are well positioned to take advantage of the opportunities that lie ahead. Your financial advisor can help you develop a strategy designed to perform through all types of market and economic cycles.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.



Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director/Trustee



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



We are pleased to present to you the management team of

Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.


Senior Portfolio Managers Pat Maldari and James Pagano co-head the Merrill Lynch Bond Fund, Inc. - Core Bond Portfolio team.
Mr. Maldari, who joined Merrill Lynch Investment Managers in 1984, received a bachelor's degree from Montclair State University. He is a CFA R charterholder and a member of the Association for Investment Management and Research (AIMR) and the New York Society of Security Analysts (NYSSA). Mr. Pagano joined Merrill Lynch Investment Managers in 1997. He received a bachelor's degree from the United States Naval Academy and is a CFA charterholder. The portfolio management team also includes John Burger and Frank Viola, the corporate bond and mortgage-backed managers, respectively. Mr. Burger earned a bachelor's degree from Cornell University. He is a CFA charterholder and a member of AIMR and NYSSA. Mr. Viola earned a bachelor's degree from The Pennsylvania State University. He is a CFA charterholder, an associate of the Society of Actuaries and a member of the American Academy of Actuaries. The team has a combined 65 years of investment experience.


Pat Maldari
Senior Portfolio Manager


James Pagano
Senior Portfolio Manager


Table of Contents

A Letter From the President                                2
A Discussion With Your Fund's Portfolio Managers           4
Performance Data                                           6
Core Bond Portfolio Financial Statements                   8
Core Bond Portfolio Financial Highlights                  11
Core Bond Portfolio Notes to Financial Statements         16
Master Core Bond Schedule of Investments                  19
Master Core Bond Financial Statements                     31
Master Core Bond Financial Highlights                     34
Master Core Bond Notes to Financial Statements            35
Officers and Directors/Trustees                           39



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



A Discussion With Your Fund's Portfolio Managers


We maintained our emphasis on higher-beta sectors throughout the period in an effort to limit the Portfolio's sensitivity to interest rate volatility while also enhancing income and total return potential.


How did the Portfolio perform during the period in light of the existing market conditions?

For the six-month period ended March 31, 2004, Core Bond Portfolio's Class A, Class B, Class C, Class I and Class R Shares had total returns of +3.08%, +2.73%, +2.70%, +3.12% and +2.94%, respectively.
For the same period, the unmanaged benchmark Lehman Brothers Aggregate Bond Index posted a return of +2.98%. (Portfolio results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 6 and 7 of this report to shareholders.)

Portfolio returns were generally competitive with the benchmark. We attribute this primarily to our focus on higher-beta credits, such as BBB-rated corporate bonds and high yield securities that have greater sensitivity to the overall economy, which continued to perform well throughout the period. By maintaining our focus on spread sectors - those areas of the market with a lower correlation to Treasury issues - we were able to avoid a great deal of interest rate volatility while also achieving more attractive total returns. (The yield on the 10-year Treasury note hit a high of 4.49% and a low of 3.73% during the six-month period.)

In general, we maintained a 13% - 15% overweight to spread sectors throughout the period. This included overweight positions in both investment grade and high yield corporate bonds and in commercial mortgage-backed securities (CMBS).

Throughout the past six months, investors continued to be rewarded for taking on credit risk. During this particular period, for example, spreads on high yield securities tightened by more than 100 basis points (1%) relative to Treasury issues. Spreads on lower-quality investment grade corporate bonds, such as BBB-rated issues, tightened by 30 basis points. Overall, the environment continued to be ideal for corporate performance, which was supported by improving free cash flows, deleveraging, light supply and continued investor appetite for "reaching for yield."


What changes were made to the Portfolio during the period?

In general, the themes we had in place at the end of September remained. Changes made during the period were generally tactical. First, although the Portfolio remained overweight in spread sectors, we reduced our overweighting from 15% - 17% above the benchmark to approximately 13% - 15% above benchmark. We maintained an aggressive overweight to the BBB-rated corporate sector during the period and consistently maintained an overweight of about 5% to investment grade corporates. In the high yield area, we reduced our exposure from 5% of net assets to 3%. Although we trimmed our high yield allocation overall, we did make some purchases, primarily moving from broad market exposure to the asset class to individual security selection in crossover credits. As their name implies, these credits have a split rating - half investment grade and half non-investment grade. In our view, the easy money had already been extracted from the high yield market. Rather than benefiting from the general outperformance of the high yield asset class, we began to focus more on individual bond selection. Companies that we purchased during the period include MGM Mirage Inc., American Greetings Corporation and Abitibi-Consolidated Inc.

The second broad change involved a shift in the Portfolio's duration profile. During the first half of the period, our duration was neutral to that of the benchmark. In mid-February, we moved to a duration profile shorter than our benchmark. This was based on our belief that several important factors would fuel economic growth in the first half of the 2004. These included tax refunds, stimulus from mortgage refinancings, increased capital expenditures, relatively low interest rates, a weaker dollar and accelerating commodity prices. With the economy on solid footing, we would expect interest rates to move higher. Consequently, we positioned the Portfolio short, ending the period with a duration profile one-third of a year shorter than the Lehman Brothers Aggregate Bond Index.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



The third significant change also had to do with our view on interest rates. We expected that interest rates would be less volatile than was priced into the market and, for that reason, we set out to sell volatility. This was accomplished by selling options on the 10-year Treasury note. We executed these types of transactions on two occasions during the period at a profit to the Portfolio.


How was the Portfolio positioned at the close of the period?

We maintained a 13% overweight to spread sectors, broken down as follows: 5% in corporate bonds, 5% in CMBS and 3% in high yield. In general, we believe improving economic conditions should continue to support the high yield and investment grade corporate bond sectors. We believe the overall economic environment is still conducive to corporate profitability, corporate deleveraging and improving free cash flows, all of which should continue to benefit corporate bonds. In the high yield area, we are at the higher end of the quality spectrum - BB and BBB.

Broadly speaking, we would look to reduce exposure to higher-beta sectors and to spread sectors in general as spreads (versus 10-year Treasury notes) continue to contract. Having said that, we believe there is still opportunity to extract value out of those sectors that we find to be inexpensive relative to their underlying fundamentals. As far as duration is concerned, we believe the bond market starts to represent value when the 10-year Treasury yield approaches 5%. At that point, we would look to reduce our duration-short profile.

Right now, we are not expecting the Federal Reserve Board to aggressively raise interest rates in 2004. In our opinion, the Federal Reserve Board seems more inclined to be slow in adjusting monetary policy in order to avoid derailing the sustainability of the current economic recovery.


Patrick Maldari
Vice President and Senior Portfolio Manager


James J. Pagano
Vice President and Senior Portfolio Manager


April 5, 2004



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Performance Data


About Fund Performance


Investors are able to purchase shares of the Fund through multiple pricing alternatives:

* Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

* Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

* Class R Shares do not incur a maximum sales charge (front-end load) or deferred sales charge. These shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. Class R Shares are available only to certain retirement plans.

None of the past results shown should be considered a representation of future performance. Current performance may be lower or higher than the performance data quoted. Refer to www.mlim.ml.com to obtain more current performance information. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gain distributions, if any, at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Portfolio's Administrator voluntarily waived its administrative fee. Without such waiver, the Portfolio's performance would have been lower.


Recent Performance Results
                                                                         10-Year/
                                         6-Month        12-Month     Since Inception    Standardized
As of March 31, 2004                   Total Return   Total Return     Total Return     30-day Yield
Core Bond Portfolio Class A Shares*        +3.08%         +5.70%          +90.13%           2.11%
Core Bond Portfolio Class B Shares*        +2.73          +5.06           +77.17            1.69
Core Bond Portfolio Class C Shares*        +2.70          +5.01           +80.03            1.64
Core Bond Portfolio Class I Shares*        +3.12          +5.87           +91.22            2.35
Core Bond Portfolio Class R Shares*        +2.94          +5.76           + 8.05            1.96
Lehman Brothers Aggregate Bond Index**     +2.98          +5.40    +106.89/+108.48/+7.59     --
ML Corporate Master Index***               +3.97          +9.12    +119.79/+122.87/+12.92    --

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The
Fund's 10-year/since inception periods are 10 years for Class B &
Class I Shares, from 10/21/94 for Class A & Class C Shares and from
1/03/03 for Class R Shares.

**This unmanaged market-weighted Index is comprised of investment-grade corporate bonds (rated BBB or better), mortgages and U.S.
Treasury and government agency issues with at least one year to maturity. Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03.

***This unmanaged Index is comprised of all investment grade corporate bonds rated BBB or higher, of all maturities.
Ten-year/since inception total returns are for 10 years, from 10/21/94 and from 1/03/03.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Performance Data (concluded)


Average Annual Total Return


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class A Shares*

One Year Ended 3/31/04                   +5.70%           +1.47%
Five Years Ended 3/31/04                 +6.01            +5.15
Inception (10/21/94)
through 3/31/04                          +7.04            +6.58

*Maximum sales charge is 4%.

**Assuming maximum sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class B Shares*

One Year Ended 3/31/04                   +5.06%           +1.06%
Five Years Ended 3/31/04                 +5.45            +5.12
Ten Years Ended 3/31/04                  +5.89            +5.89

*Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.

**Assuming payment of applicable contingent deferred sales charge.


                                        Return            Return
                                     Without CDSC      With CDSC**
Class C Shares*

One Year Ended 3/31/04                   +5.01%           +4.01%
Five Years Ended 3/31/04                 +5.39            +5.39
Inception (10/21/94)
through 3/31/04                          +6.43            +6.43

*Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.

**Assuming payment of applicable contingent deferred sales charge.


                                    Return Without     Return With
                                     Sales Charge     Sales Charge**
Class I Shares*

One Year Ended 3/31/04                   +5.87%           +1.64%
Five Years Ended 3/31/04                 +6.26            +5.40
Ten Years Ended 3/31/04                  +6.70            +6.26

*Maximum sales charge is 4%.

**Assuming maximum sales charge.


                                                      Return Without
                                                       Sales Charge
Class R Shares

One Year Ended 3/31/04                                    +5.76%
Inception (1/03/03) through 3/31/04                       +6.46



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Statement of Assets and Liabilities                                                                     Core Bond Portfolio

As of March 31, 2004
Assets

               Investment in Master Core Bond Portfolio, at value
               (identified cost--$1,712,861,879)                                                            $ 1,760,217,275
               Prepaid expenses and other assets                                                                    199,527
                                                                                                            ---------------
               Total assets                                                                                   1,760,416,802
                                                                                                            ---------------

Liabilities

               Payables:
                  Dividends to shareholders                                               $     1,010,539
                  Other affiliates                                                                514,970
                  Distributor                                                                     448,833
                                                                                          ---------------
               Total liabilities                                                                                  1,974,342
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $ 1,758,442,460
                                                                                                            ===============

Net Assets Consist of

               Class A Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                   $     4,402,908
               Class B Shares of Common Stock, $.10 par value, 250,000,000 shares
               authorized                                                                                         3,238,476
               Class C Shares of Common Stock, $.10 par value, 100,000,000 shares
               authorized                                                                                         1,059,661
               Class I Shares of Common Stock, $.10 par value, 250,000,000 shares
               authorized                                                                                         5,990,111
               Class R Shares of Common Stock, $.10 par value, 250,000,000 shares
               authorized                                                                                            57,474
               Paid-in capital in excess of par                                                               1,715,961,164
               Undistributed investment income--net                                       $     3,093,292
               Accumulated realized capital losses on investments and foreign currency
               transactions allocated from the Portfolio--net                                (22,716,022)
               Unrealized appreciation on investments and foreign currency transactions
               allocated from the Portfolio--net                                               47,355,396
                                                                                          ---------------
               Total accumulated earnings--net                                                                   27,732,666
                                                                                                            ---------------
               Net Assets                                                                                   $ 1,758,442,460
                                                                                                            ===============

Net Asset Value

               Class A--Based on net assets of $525,174,840 and 44,029,079 shares
               outstanding                                                                                  $         11.93
                                                                                                            ===============
               Class B--Based on net assets of $386,032,496 and 32,384,763 shares
               outstanding                                                                                  $         11.92
                                                                                                            ===============
               Class C--Based on net assets of $126,359,501 and 10,596,608 shares
               outstanding                                                                                  $         11.92
                                                                                                            ===============
               Class I--Based on net assets of $714,019,475 and 59,901,106 shares
               outstanding                                                                                  $         11.92
                                                                                                            ===============
               Class R--Based on net assets of $6,856,148 and 574,744 shares outstanding                    $         11.93
                                                                                                            ===============

See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Statement of Operations                                                                                 Core Bond Portfolio

For the Six Months Ended March 31, 2004++
Investment Income Allocated from the Portfolio--Net

               Net investment income allocated from the Portfolio:
                  Interest                                                                                  $    31,718,799
                  Securities lending--net                                                                           106,700
                  Dividends                                                                                          80,987
                  Expenses                                                                                      (3,634,608)
                                                                                                            ---------------
               Net investment income allocated from the Portfolio                                                28,271,878
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     3,306,520
               Account maintenance and distribution fees--Class B                               1,555,759
               Transfer agent fees--Class I                                                       655,700
               Account maintenance fees--Class A                                                  625,415
               Account maintenance and distribution fees--Class C                                 512,048
               Transfer agent fees--Class A                                                       434,581
               Transfer agent fees--Class B                                                       400,092
               Transfer agent fees--Class C                                                       125,455
               Printing and shareholder reports                                                    68,933
               Registration fees                                                                   50,591
               Professional fees                                                                   31,351
               Account maintenance and distribution fees--Class R                                   6,397
               Custodian fees                                                                       5,568
               Transfer agent fees--Class R                                                         2,671
               Other                                                                               10,330
                                                                                          ---------------
               Total expenses before waiver                                                     7,791,411
               Waiver of expenses                                                             (3,306,520)
                                                                                          ---------------
               Total expenses after waiver                                                                        4,484,891
                                                                                                            ---------------
               Investment income--net                                                                            23,786,987
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions Allocated from the Portfolio--Net

               Realized gain (loss) allocated from the Portfolio on:
                  Investments--net                                                             23,511,783
                  Foreign currency transactions--net                                             (57,175)        23,454,608
                                                                                          ---------------
               Change in unrealized appreciation/depreciation on investments and
               foreign currency transactions allocated from the Portfolio--net                                    5,157,309
                                                                                                            ---------------
               Total realized and unrealized gain on investments and foreign currency
               transactions allocated from the Portfolio--net                                                    28,611,917
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    52,398,904
                                                                                                            ===============

++On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Statements of Changes in Net Assets                                                                     Core Bond Portfolio

                                                                                            For the Six         For the
                                                                                            Months Ended       Year Ended
                                                                                             March 31,       September 30,
Increase (Decrease) in Net Assets:                                                             2004++             2003
Operations

               Investment income--net                                                     $    23,786,987   $    58,129,456
               Realized gain on investments, foreign currency transactions and
               allocated from the Portfolio--net                                               23,454,608        48,914,442
               Change in unrealized appreciation/depreciation on investments, foreign
               currency transactions and allocated from the Portfolio--net                      5,157,309      (14,915,735)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            52,398,904        92,128,163
                                                                                          ---------------   ---------------

Dividends to Shareholders

               Investment income--net:
                  Class A                                                                     (6,753,864)      (13,668,069)
                  Class B                                                                     (4,533,581)      (14,714,869)
                  Class C                                                                     (1,363,450)       (3,758,594)
                  Class I                                                                    (11,154,498)      (27,905,411)
                  Class R                                                                        (38,178)             (208)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to shareholders           (23,843,571)      (60,047,151)
                                                                                          ---------------   ---------------

Capital Share Transactions

               Net increase (decrease) in net assets derived from capital share
               transactions                                                                 (159,893,925)       327,343,356
                                                                                          ---------------   ---------------

Net Assets

               Total increase (decrease) in net assets                                      (131,338,592)       359,424,368
               Beginning of period                                                          1,889,781,052     1,530,356,684
                                                                                          ---------------   ---------------
               End of period*                                                             $ 1,758,442,460   $ 1,889,781,052
                                                                                          ===============   ===============
                  *Undistributed investment income--net                                   $     3,093,292  $      3,149,876
                                                                                          ===============   ===============

++On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Financial Highlights                                                                                    Core Bond Portfolio

The following per share data and ratios                                               Class A
have been derived from information                        For the Six
provided in the financial statements.                     Months Ended
                                                           March 31,      For the Year Ended September 30,++++
Increase (Decrease) in Net Asset Value:                    2004++++++        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period        $      11.73   $    11.52   $    11.21   $    10.68   $    10.88
                                                           ------------   ----------   ----------   ----------   ----------
               Investment income--net                             .16++        .39++          .50          .63          .70
               Realized and unrealized gain (loss)
               on investments, foreign currency
               transactions and allocated from
               the Portfolio--net                                   .20          .23          .31          .53        (.20)
                                                           ------------   ----------   ----------   ----------   ----------
               Total from investment operations                     .36          .62          .81         1.16          .50
                                                           ------------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.16)        (.41)        (.50)        (.63)        (.70)
                                                           ------------   ----------   ----------   ----------   ----------
               Net asset value, end of period              $      11.93   $    11.73   $    11.52   $    11.21   $    10.68
                                                           ============   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              3.08%+++        5.51%        7.44%       11.16%        4.83%
                                                           ============   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                            .84%*         .85%         .84%         .86%         .82%
                                                           ============   ==========   ==========   ==========   ==========
               Expenses                                          1.21%*         .85%         .84%         .86%         .82%
                                                           ============   ==========   ==========   ==========   ==========
               Investment income--net                            2.69%*        3.39%        4.43%        5.75%        6.55%
                                                           ============   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)    $    525,175   $  484,030   $  286,726   $  201,269   $  148,890
                                                           ============   ==========   ==========   ==========   ==========
               Portfolio turnover                          134.05%+++++      287.00%      281.67%      262.47%       94.67%
                                                           ============   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.
++Based on average shares outstanding.

++++Effective April 14, 2003, Class D Shares were redesignated Class
A Shares.

++++++On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

+++Aggregate total investment return.

+++++Portfolio turnover for Master Core Bond Portfolio.

See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Financial Highlights (continued)                                                                        Core Bond Portfolio

The following per share data and ratios                                               Class B
have been derived from information                        For the Six
provided in the financial statements.                     Months Ended
                                                           March 31,        For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                     2004++++         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period        $      11.73   $    11.52   $    11.21   $    10.68   $    10.88
                                                           ------------   ----------   ----------   ----------   ----------
               Investment income--net                             .13++        .34++          .44          .57          .64
               Realized and unrealized gain (loss)
               on investments, foreign currency
               transactions and allocated from
               the Portfolio--net                                   .19          .22          .31          .53        (.20)
                                                           ------------   ----------   ----------   ----------   ----------
               Total from investment operations                     .32          .56          .75         1.10          .44
                                                           ------------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.13)        (.35)        (.44)        (.57)        (.64)
                                                           ------------   ----------   ----------   ----------   ----------
               Net asset value, end of period              $      11.92   $    11.73   $    11.52   $    11.21   $    10.68
                                                           ============   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              2.73%+++        4.96%        6.89%       10.59%        4.29%
                                                           ============   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                           1.36%*        1.36%        1.36%        1.38%        1.34%
                                                           ============   ==========   ==========   ==========   ==========
               Expenses                                          1.72%*        1.36%        1.36%        1.38%        1.34%
                                                           ============   ==========   ==========   ==========   ==========
               Investment income--net                            2.17%*        2.94%        3.93%        5.25%        6.02%
                                                           ============   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)    $    386,032   $  449,985   $  487,746   $  511,166   $  455,162
                                                           ============   ==========   ==========   ==========   ==========
               Portfolio turnover                          134.05%+++++      287.00%      281.67%      262.47%       94.67%
                                                           ============   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

+++Aggregate total investment return.

+++++Portfolio turnover for Master Core Bond Portfolio.

See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Financial Highlights (continued)                                                                        Core Bond Portfolio

The following per share data and ratios                                               Class C
have been derived from information                        For the Six
provided in the financial statements.                     Months Ended
                                                           March 31,        For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                     2004++++         2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period        $      11.73   $    11.52   $    11.21   $    10.68   $    10.88
                                                           ------------   ----------   ----------   ----------   ----------
               Investment income--net                             .12++        .33++          .43          .57          .64
               Realized and unrealized gain (loss)
               on investments, foreign currency
               transactions and allocated from
               the Portfolio--net                                   .20          .23          .31          .53        (.20)
                                                           ------------   ----------   ----------   ----------   ----------
               Total from investment operations                     .32          .56          .74         1.10          .44
                                                           ------------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.13)        (.35)        (.43)        (.57)        (.64)
                                                           ------------   ----------   ----------   ----------   ----------
               Net asset value, end of period              $      11.92   $    11.73   $    11.52   $    11.21   $    10.68
                                                           ============   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              2.70%+++        4.91%        6.83%       10.53%        4.23%
                                                           ============   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                           1.41%*        1.42%        1.42%        1.44%        1.39%
                                                           ============   ==========   ==========   ==========   ==========
               Expenses                                          1.78%*        1.42%        1.42%        1.44%        1.39%
                                                           ============   ==========   ==========   ==========   ==========
               Investment income--net                            2.12%*        2.86%        3.85%        5.16%        5.96%
                                                           ============   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)    $    126,360   $  131,739   $  110,065   $   76,963   $   55,889
                                                           ============   ==========   ==========   ==========   ==========
               Portfolio turnover                          134.05%+++++      287.00%      281.67%      262.47%       94.67%
                                                           ============   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

+++Aggregate total investment return.

+++++Portfolio turnover for Master Core Bond Portfolio.

See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Financial Highlights (continued)                                                                        Core Bond Portfolio

The following per share data and ratios                                               Class I
have been derived from information                        For the Six
provided in the financial statements.                     Months Ended
                                                           March 31,      For the Year Ended September 30,++++
Increase (Decrease) in Net Asset Value:                    2004++++++        2003         2002         2001          2000
Per Share Operating Performance

               Net asset value, beginning of period        $      11.73   $    11.52   $    11.21   $    10.68   $    10.88
                                                           ------------   ----------   ----------   ----------   ----------
               Investment income--net                             .17++        .43++          .53          .66          .72
               Realized and unrealized gain (loss)
               on investments, foreign currency
               transactions and allocated from
               the Portfolio--net                                   .19          .22          .31          .53        (.20)
                                                           ------------   ----------   ----------   ----------   ----------
               Total from investment operations                     .36          .65          .84         1.19          .52
                                                           ------------   ----------   ----------   ----------   ----------
               Less dividends from investment income--net         (.17)        (.44)        (.53)        (.66)        (.72)
                                                           ------------   ----------   ----------   ----------   ----------
               Net asset value, end of period              $      11.92   $    11.73   $    11.52   $    11.21   $    10.68
                                                           ============   ==========   ==========   ==========   ==========

Total Investment Return**

               Based on net asset value per share              3.12%+++        5.77%        7.71%       11.44%        5.09%
                                                           ============   ==========   ==========   ==========   ==========

Ratios to Average Net Assets

               Expenses, net of waiver                            .59%*         .60%         .59%         .61%         .57%
                                                           ============   ==========   ==========   ==========   ==========
               Expenses                                           .96%*         .60%         .59%         .61%         .57%
                                                           ============   ==========   ==========   ==========   ==========
               Investment income--net                            2.94%*        3.67%        4.68%        6.03%        6.79%
                                                           ============   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets, end of period (in thousands)    $    714,019   $  823,981   $  645,820   $  519,815   $  489,778
                                                           ============   ==========   ==========   ==========   ==========
               Portfolio turnover                          134.05%+++++      287.00%      281.67%      262.47%       94.67%
                                                           ============   ==========   ==========   ==========   ==========

*Annualized.

**Total investment returns exclude the effects of sales charges.

++Based on average shares outstanding.

++++Effective April 14, 2003, Class A Shares were redesignated Class
I Shares.

++++++On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

+++Aggregate total investment return.

+++++Portfolio turnover for Master Core Bond Portfolio.

See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Financial Highlights (concluded)                                                                        Core Bond Portfolio
                                                                                                     Class R

                                                                                           For the Six      For the Period
The following per share data and ratios have been derived                                  Months Ended   January 3, 2003++
from information provided in the financial statements.                                      March 31,      to September 30,
Increase (Decrease) in Net Asset Value:                                                      2004++++            2003
Per Share Operating Performance

               Net asset value, beginning of period                                          $      11.74      $      11.49
                                                                                             ------------      ------------
               Investment income--net***                                                              .15               .21
               Realized and unrealized gain on investments, foreign currency
               transactions and allocated from the Portfolio--net                                     .19               .35
                                                                                             ------------      ------------
               Total from investment operations                                                       .34               .56
                                                                                             ------------      ------------
               Less dividends from investment income--net                                           (.15)             (.31)
                                                                                             ------------      ------------
               Net asset value, end of period                                                $      11.93      $      11.74
                                                                                             ============      ============

Total Investment Return**

               Based on net asset value per share                                                2.94%+++          4.97%+++
                                                                                             ============      ============

Ratios to Average Net Assets

               Expenses, net of waiver                                                             1.09%*            1.11%*
                                                                                             ============      ============
               Expenses                                                                            1.46%*            1.11%*
                                                                                             ============      ============
               Investment income--net                                                              2.44%*            2.37%*
                                                                                             ============      ============

Supplemental Data

               Net assets, end of period (in thousands)                                      $      6,856      $         46
                                                                                             ============      ============
               Portfolio turnover                                                            134.05%+++++           287.00%
                                                                                             ============      ============

*Annualized.

**Total investment returns exclude the effects of sales charges.

***Based on average shares outstanding.

++Commencement of operations.

++++On October 1, 2003, the Fund converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in the Portfolio, which has the same investment objective as the Fund. All investments will be made at the Portfolio level. This structure is sometimes called a "master/feeder" structure.

+++Aggregate total investment return.

+++++Portfolio turnover for Master Core Bond Portfolio.

See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements
Core Bond Portfolio


1. Significant Accounting Policies:
The Core Bond Portfolio (the "Portfolio") is one of the three portfolios in Merrill Lynch Bond Fund, Inc. (the "Fund"), which is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. On October 1, 2003, the Portolio converted from a stand-alone investment company to a "feeder" fund that seeks to achieve its investment objective by investing all of its assets in Master Core Bond Portfolio (the "Master Portfolio"), of Master Bond Trust a mutual fund that has the same investment objective as the Portfolio. All investments will be made at the Master Portfolio level. This structure is sometimes called a "master/feeder" structure. The value of the Portfolio's investment in the Master Portfolio reflects the Portfolio's proportionate interest in the net assets of the Master Portfolio. The performance of the Portfolio is directly affected by the performance of the Master Portfolio. The financial statements of the Master Portfolio, including the Schedule of Investments, are included elsewhere in this report and should be read in conjunction with the Portfolio's financial statements. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The percentage of the Master Portfolio owned by the Portfolio at March 31, 2004 was 60.3%. The Portfolio offers multiple classes of shares. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. Class R Shares are sold only to certain retirement plans. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B, Class C and Class R Shares bear certain expenses related to the account maintenance of such shares, and Class B, Class C and Class R Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments and foreign currency transactions are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--The Portfolio records its investment in the Master Portfolio at fair value. Valuation of securities held by the Master Portfolio is discussed in Note 1a of the Master
Portfolio's Notes to Financial Statements, which is included elsewhere in this report.

(b) Investment income and expenses--The Portfolio records daily its proportionate share of the Master Portfolio's income, expenses and realized and unrealized gains and losses. In addition, the Portfolio accrues its own expenses.

(c) Income taxes--It is the Portfolio's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions--Dividends and distributions paid by the Portfolio are recorded on the ex-dividend dates.

(f) Investment transactions--Investment transactions in the Master Portfolio are accounted for on a trade date basis.


2. Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. FAM is responsible for the management of the Fund's Portfolios and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, FAM receives at the end of each month a fee with respect to each Portfolio at the annual rates set forth below which are based upon the aggregate average daily value of the Fund's net assets at the following annual rates: .50% of the Fund's average daily net assets not exceeding $250 million; .45% of the average daily net assets in excess of $250 million but not exceeding $500 million; .40% of average daily net assets in excess of $500 million but not exceeding $750 million; and .35% of average daily net assets in excess of $750 million.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements (continued)
Core Bond Portfolio


For the six months ended March 31, 2004, the aggregate average daily net assets of the Fund, including the Fund's High Income Portfolio and Intermediate Term Portfolio was approximately $5,381,556,000. FAM has entered into a Sub-advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of FAM, pursuant to which MLAM U.K. provides investment advisory services to FAM with respect to the Fund. There is no increase in the aggregate fees paid by the Fund for these services. FAM has contractually agreed to waive the Portfolio's investment adviser fee in the amount of the Portfolio's share of the investment advisory fee paid by the Master Portfolio. For the six months ended March 31, 2004, FAM earned fees of $3,306,520, all of which were waived.

The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc. Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

                              Account
                          Maintenance       Distribution
                                  Fee                Fee

Class A                          .25%                 --
Class B                          .25%               .50%
Class C                          .25%               .55%
Class R                          .25%               .25%


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of
ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B, Class C and Class R shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B, Class C and Class R shareholders.

For the six months ended March 31, 2004, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Portfolio's Class A and Class I Shares as follows:

                                 FAMD             MLPF&S

Class A                       $ 2,390           $ 21,750
Class I                       $ 1,338           $  3,448


For the six months ended March 31, 2004, MLPF&S received contingent deferred sales charges of $331,969 and $14,559 relating to transactions in Class B and Class C Shares, respectively.
Furthermore, MLPF&S received contingent deferred sales charges of $4,881 relating to transactions subject to front-end sales charge waivers in Class A Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Portfolio's transfer agent.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, FDS and/or ML & Co.


3. Capital Share Transactions:
Net increase (decrease) in net assets derived from capital share transactions was $(159,893,925) and $327,343,356 for the six months ended March 31, 2004 and the year ended September 30, 2003, respectively.


Class A Shares for the
Six Months Ended                                             Dollar
March 31, 2004                            Shares             Amount

Shares sold                            5,840,884   $     68,706,896
Automatic conversion of shares         1,274,338         14,923,489
Shares issued to shareholders
   in reinvestment of dividends          406,222          4,781,976
                                  --------------   ----------------
Total issued                           7,521,444         88,412,361
Shares redeemed                      (4,746,627)       (55,791,980)
                                  --------------   ----------------
Net increase                           2,774,817   $     32,620,381
                                  ==============   ================


Class A Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                           14,507,304   $    168,610,001
Shares issued resulting from
   reorganization                      7,697,116         89,000,031
Automatic conversion of shares         2,555,683         29,681,598
Shares issued to shareholders
   in reinvestment of dividends          850,526          9,864,773
                                  --------------   ----------------
Total issued                          25,610,629        297,156,403
Shares redeemed                      (9,238,307)      (107,380,907)
                                  --------------   ----------------
Net increase                          16,372,322   $    189,775,496
                                  ==============   ================



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements (concluded)
Core Bond Portfolio


Class B Shares for the
Six Months Ended                                             Dollar
March 31, 2004                            Shares             Amount

Shares sold                            2,783,300   $     32,688,718
Shares issued to shareholders
   in reinvestment of dividends          270,286          3,178,745
                                  --------------   ----------------
Total issued                           3,053,586         35,867,463
Automatic conversion of shares       (1,274,804)       (14,923,489)
Shares redeemed                      (7,771,273)       (91,264,039)
                                  --------------   ----------------
Net decrease                         (5,992,491)   $   (70,320,065)
                                  ==============   ================


Class B Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                           11,688,268   $    135,461,953
Shares issued resulting from
   reorganization                      2,440,631         28,177,720
Shares issued to shareholders
   in reinvestment of dividends          858,481          9,939,621
                                  --------------   ----------------
Total issued                          14,987,380        173,579,294
Automatic conversion of shares       (2,557,318)       (29,681,598)
Shares redeemed                     (16,406,130)      (190,072,192)
                                  --------------   ----------------
Net decrease                         (3,976,068)   $   (46,174,496)
                                  ==============   ================


Class C Shares for the
Six Months Ended                                             Dollar
March 31, 2004                            Shares             Amount

Shares sold                            1,240,632   $     14,603,348
Shares issued to shareholders
   in reinvestment of dividends           81,387            957,433
                                  --------------   ----------------
Total issued                           1,322,019         15,560,781
Shares redeemed                      (1,956,915)       (23,014,716)
                                  --------------   ----------------
Net decrease                           (634,896)   $    (7,453,935)
                                  ==============   ================


Class C Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                            3,167,086   $     36,690,213
Shares issued resulting from
   reorganization                      1,549,639         17,960,632
Shares issued to shareholders
   in reinvestment of dividends          225,686          2,615,907
                                  --------------   ----------------
Total issued                           4,942,411         57,266,752
Shares redeemed                      (3,265,037)       (37,826,084)
                                  --------------   ----------------
Net increase                           1,677,374   $     19,440,668
                                  ==============   ================


Class I Shares for the
Six Months Ended                                             Dollar
March 31, 2004                            Shares             Amount

Shares sold                           12,528,523   $    147,205,803
Shares issued to shareholders
   in reinvestment of dividends          370,920          4,358,318
                                  --------------   ----------------
Total issued                          12,899,443        151,564,121
Shares redeemed                     (23,272,004)      (273,025,458)
                                  --------------   ----------------
Net decrease                        (10,372,561)   $  (121,461,337)
                                  ==============   ================


Class I Shares for the Year                                  Dollar
Ended September 30, 2003                  Shares             Amount

Shares sold                           23,853,933   $    276,543,660
Shares issued resulting from
   reorganization                     10,374,042        120,212,366
Shares issued to shareholders
   in reinvestment of dividends          970,649         11,253,308
                                  --------------   ----------------
Total issued                          35,198,624        408,009,334
Shares redeemed                     (21,003,909)      (243,752,879)
                                  --------------   ----------------
Net increase                          14,194,715   $    164,256,455
                                  ==============   ================


Class R Shares for the
Six Months Ended                                             Dollar
March 31, 2004                            Shares             Amount

Shares sold                              827,597   $      9,740,169
Shares issued to shareholders
   in reinvestment of dividends            2,874             34,098
                                  --------------   ----------------
Total issued                             830,471          9,774,267
Shares redeemed                        (259,623)        (3,053,236)
                                  --------------   ----------------
Net increase                             570,848   $      6,721,031
                                  ==============   ================


Class R Shares for the
Period January 3, 2003++ to                                  Dollar
September 30, 2003                        Shares             Amount

Shares sold                                3,938   $         45,716
Shares issued to shareholders
   in reinvestmentof dividends                16                180
                                  --------------   ----------------
Total issued                               3,954             45,896
Shares redeemed                             (58)              (663)
                                  --------------   ----------------
Net increase                               3,896   $         45,233
                                  ==============   ================

++Commencement of operations.


4. Capital Loss Carryforward:
On September 30, 2003, the Fund had a net capital loss carryforward of $48,247,295, of which $3,263,336 expires in 2004, $3,475,027 expires in 2006, $3,413,779 expires in 2007, $5,536,984 expires in
2008 and $32,558,169 expires in 2009. This amount will be available to offset like amounts of any future taxable gains.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments                                                                          Master Core Bond Portfolio

                  S&P       Moody's  Face                                                                       Value
                  Ratings   Ratings  Amount         Asset-Backed Securities++                             (in U.S. dollars)
                  AAA       Aaa    US$ 21,063,557   Ace Securities Corp., Series 2003-OP1, Class A2,
                                                    1.45% due 12/25/2033 (b)                                 $   21,130,507
                  AAA       Aaa         4,181,397   Advanta Mortgage Loan Trust, Series 1999-3, Class A4,
                                                    7.75% due 10/25/2026                                          4,388,909
                  AAA       Aaa        28,374,567   Aegis Asset Backed Securities Trust, Series 2004-1,
                                                    Class A, 1.44% due 4/25/2034 (b)                             28,406,128
                  AAA       Aaa        20,400,000   Banc of America Large Loan, Series 2003-BBA2,
                                                    Class A3, 1.42% due 11/15/2015 (b)                           20,425,500
                  AAA       Aaa        18,000,000   CIT Equipment Collateral, Series 2003-VT1, Class A3A,
                                                    1.23% due 4/20/2007 (b)                                      18,029,457
                  AAA       Aaa        26,100,000   CIT Group Home Equity Loan Trust, Series 2003-1,
                                                    Class A2, 2.35% due 4/20/2027                                26,196,860
                                                    California Infrastructure, Series 1997-1:
                  AAA       Aaa         4,315,425       PG&E-1, Class A7, 6.42% due 9/25/2008                     4,585,375
                  AAA       Aaa         3,040,349       SCE-1, Class A6, 6.38% due 9/25/2008                      3,234,947
                  A+        Aa3         4,238,594   Capital Auto Receivables Asset Trust, Series 2003-2,
                                                    Class B1, 1.37% due 1/15/2009 (b)                             4,237,322
                  NR*       NR*        28,950,000   Capital One Master Trust, Series 2000-4, Class C, 1.89%
                                                    due 8/15/2008 (a)(b)                                         29,090,225
                  AAA       Aaa        22,200,464   Centex Home Equity, Series 2003-B, Class AV, 1.37%
                                                    due 6/25/2033 (b)                                            22,229,895
                                                    Chase Credit Card Master Trust, Class C (b):
                  BBB       Baa2        9,750,000       Series 2000-3, 1.794% due 1/15/2008                       9,805,953
                  BBB       Baa2       17,000,000       Series 2003-1, 2.19% due 4/15/2008                       17,177,194
                  AAA       NR*        23,050,000   CountryWide Asset-Backed Certificates, Series 2003-BC3,
                                                    Class A2, 1.40% due 9/25/2033 (b)                            23,097,762
                  BBB       Baa2        5,700,000   First Bankcard Master Credit Card Trust, Series 2001-1A,
                                                    Class C, 2.244% due 11/15/2006 (b)                            5,705,398
                  AAA       Aaa        15,371,977   First Franklin Mortgage Loan Trust, Series 2003-FF5,
                                                    Class A2, 2.82% due 3/25/2034 (b)                            15,685,422
                  AAA       NR*        20,414,153   GMAC Mortgage Corporation Loan Trust, Series 2003-J7,
                                                    Class A10, 5.50% due 11/25/2033                              21,283,613
                  AAA       Aaa         7,700,000   Household Automotive Trust, Series 2002-3, Class A3A,
                                                    2.75% due 6/18/2007                                           7,784,491
                  AAA       Aaa         4,403,450   Household Home Equity Loan Trust, Series 2002-2,
                                                    Class A, 1.39% due 4/20/2032 (b)                              4,415,391
                                                    Long Beach Mortgage Loan Trust (b):
                  AAA       Aaa        14,958,977       Series 2002-4, Class 2A, 1.55% due 11/26/2032            15,047,191
                  AAA       Aaa        33,065,143       Series 2004-1, Class A3, 1.39% due 2/25/2034             33,118,285
                  AAA       Aaa        20,361,793   MASTR Asset Securitization Trust, Series 2003-10,
                                                    Class 3A1, 5.50% due 11/25/2033                              20,729,833
                                                    MBNA Master Credit Card Trust:
                  NR*       A2          5,325,793       Series 1999-F, Class B, 1.51% due 1/16/2007 (b)           5,325,649
                  BBB       Baa2       10,850,000       Series 2001-C3, Class C3, 6.55% due 12/15/2008           11,770,430
                  AAA       Aaa        26,470,398   Morgan Stanley ABS Capital I, Series 2004-NC2, Class A2,
                                                    1.39% due 12/25/2033 (b)                                     26,495,227
                                                    Option One Mortgage Loan Trust (b):
                  AAA       Aaa         5,144,049       Series 2002-4, Class A, 1.35% due 7/25/2032               5,149,247
                  AAA       Aaa        25,106,181       Series 2003-4, Class A2, 1.41% due 7/25/2033             25,161,824
                  AAA       Aaa        16,150,464   Residential Asset Mortgage Products, Inc.,
                                                    Series 2003-RS7, Class AI1, 1.22% due 6/25/2018 (b)          16,153,858
                                                    Residential Asset Securities Corporation (b):
                  AAA       Aaa        12,046,308       Series 2002-KS8, Class A2, 3.04% due 5/25/2023           12,101,928
                  AAA       Aaa        28,398,775       Series 2003-KS5, Class AIIB, 1.38% due 7/25/2033         28,444,406
                  AAA       Aaa        22,883,080   Saxon Asset Securities Trust, Series 2002-3, Class AV,
                                                    1.49% due 12/25/2032 (b)                                     22,943,906
                  NR*       A2         10,700,000   Superior Wholesale Inventory Financing Trust,
                                                    Series 2001, Class A7, 1.563% due 6/15/2006 (b)              10,685,127

                                                    Total Asset-Backed Securities
                                                    (Cost--$516,957,761)--17.8%                                 520,037,260


                                                    Government & Agency Obligations
                                                    Fannie Mae:
                  AAA       Aaa        18,570,000       6.375% due 6/15/2009                                     21,398,192
                  AAA       Aaa        12,940,000       6% due 5/15/2011                                         14,736,551
                  AAA       Aaa        21,400,000       7.125% due 1/15/2030                                     26,889,678
                  AAA       Aaa        24,260,000   Freddie Mac, 6.625% due 9/15/2009                            28,276,049
                                                    U.S. Treasury Bonds & Notes:
                  AAA       Aaa        62,313,000       7% due 7/15/2006 (d)                                     69,702,948
                  AAA       Aaa         6,900,000       6.50% due 2/15/2010                                       8,180,274
                  AAA       Aaa        11,250,000       7.50% due 11/15/2016                                     14,831,539
                  AAA       Aaa         6,865,000       8.125% due 8/15/2019 (d)                                  9,630,579
                  AAA       Aaa        23,900,000       7.25% due 8/15/2022                                      31,398,625
                  AAA       Aaa         4,950,000       6.25% due 8/15/2023                                       5,885,664
                  AAA       Aaa         4,950,000       6.625% due 2/15/2027                                      6,178,798


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                  S&P       Moody's  Face                                                                       Value
                  Ratings   Ratings  Amount         Government & Agency Obligations                       (in U.S. dollars)
                                                    U.S. Treasury Inflation Indexed Notes:
                  AAA       Aaa    US$ 14,244,599       3.875% due 1/15/2009                                 $   16,547,666
                  AAA       Aaa        12,474,462       3.50% due 1/15/2011                                      14,548,341

                                                    Total Government & Agency Obligations
                                                    (Cost--$257,686,995)--9.2%                                  268,204,904



                                                    Government Agency Mortgage-Backed Securities++
                                                    Fannie Mae:
                  NR*       NR*        20,099,970       2.01% due 11/25/2033                                     20,047,775
                  AAA       Aaa        27,418,578       5% due 4/15/2019                                         28,181,143
                  AAA       Aaa         1,008,737       6% due 2/01/2017                                          1,063,085
                  AAA       Aaa        99,311,236       6.50% due 5/01/2026 - 4/15/2034                         104,334,042
                  AAA       Aaa        21,893,092       7% due 6/01/2031 - 8/01/2032                             23,233,367
                  AAA       Aaa        26,360,058       7.50% due 10/01/2022 - 5/01/2033                         28,251,108
                  AAA       Aaa         8,159,278       8% due 9/01/2030 - 7/01/2032                              8,819,257
                                                    Freddie Mac:
                  AAA       Aaa        16,543,951       4.50% due 8/01/2018                                      16,779,207
                  AAA       Aaa        32,047,375       5% due 6/01/2018 - 4/15/2019                             32,959,425
                  AAA       Aaa        55,900,000       5% due 4/15/2034                                         56,162,059
                  AAA       Aaa        25,608,749       5.50% due 7/01/2016 - 2/01/2018                          26,713,008
                  AAA       Aaa       108,060,000       5.50% due 4/15/2034                                     110,727,785
                  AAA       Aaa        33,179,557       6% due 12/01/2014 - 5/01/2018                            34,977,428
                  AAA       Aaa       180,003,436       6% due 12/01/2033 - 4/15/2034                           187,035,921
                  AAA       Aaa         9,590,143       6.50% due 3/01/2016 - 10/01/2017                         10,200,325
                  AAA       Aaa        20,417,915       7% due 2/01/2031 - 7/01/2032                             21,649,773
                  AAA       Aaa           705,177       7.50% due 1/01/2030                                         759,126
                                                    Government National Mortgage Association:
                  AAA       Aaa        13,000,000       5% due 4/15/2019                                         13,438,750
                  AAA       Aaa         8,181,222       6.50% due 5/15/2031 - 10/15/2031                          8,640,829
                  AAA       Aaa         4,060,660       7.50% due 11/15/2030 - 1/15/2033                          4,367,465

                                                    Total Government Agency Mortgage-Backed Securities
                                                    (Cost--$733,192,670)--25.3%                                 738,340,878


                                                    Non-Government Agency Mortgage-Backed Securities++
Collateralized    AAA       Aaa            38,327   BlackRock Capital Finance LP, Series 1997-R2,
Mortgage                                            Class AP, 7.731% due 12/25/2035 (a)(b)                           39,094
Obligations--3.1% AAA       Aaa            55,473   Collateralized Mortgage Obligation Trust, Series 57,
                                                    Class D, 9.90% due 2/01/2019                                     55,771
                  AAA       Aaa        25,025,627   Countrywide Home Loans, Inc., Series 2003-R4,
                                                    Class 1A1A, 2.216% due 7/25/2019                             25,018,822
                  AAA       NR*         6,741,970   Deutsche Mortgage Securities, Inc., Series 2003-1,
                                                    Class 1A1, 4.50% due 4/25/2033                                6,779,151
                  NR*       Aaa         1,872,745   First Union NB-Bank of America Commercial Mortgage
                                                    Trust, Series 2001-C1, Class A1, 5.711% due 3/15/2033         2,023,701
                  AAA       NR*         1,365,698   GS Mortgage Securities Corporation II, Series 1998-C1,
                                                    Class A1, 6.06% due 10/18/2030                                1,426,635
                  NR*       NR*        17,900,000   Government National Mortgage Association, Series 2004-6,
                                                    Class C, 4.66% due 7/16/2033                                 18,381,519
                                                    Housing Securities Inc.:
                  NR*       NR*            71,660       Series 1994-1, Class AB2, 6.50% due 3/25/2009                58,425
                  NR*       NR*            44,514       Series 1994-2, Class B1, 6.50% due 7/25/2009                 39,826
                  SP1+      Aaa           166,615   Ocwen Residential MBS Corporation, Series 1998-R2,
                                                    Class AP, 6.506% due 11/25/2034 (a)(b)                          166,615
                  AAA       Aaa        29,700,000   RMAC, Series 2003-NS2A, Class A2C, 1.51% due
                                                    9/12/2035 (b)                                                29,820,656
                  AAA       Aaa         5,773,417   Structured Asset Securities Corporation, Series 2002-9,
                                                    Class A2, 1.39% due 10/25/2027 (b)                            5,768,838
                                                    Washington Mutual Inc. (b):
                  BB        NR*           211,506       Series 2000-1, Class B1, 5.09% due 1/25/2040 (a)            210,184
                  AAA       Aaa         1,947,769       Series 2002-AR4, Class A7, 5.502% due 4/26/2032           1,971,294
                                                                                                             --------------
                                                                                                                 91,760,531


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                  S&P       Moody's  Face                                                                       Value
                  Ratings   Ratings  Amount         Non-Government Agency Mortgage-Backed Securities++    (in U.S. dollars)
Commercial                                          Commercial Mortgage Pass-Through Certificates (b):
Mortgage-Backed   AAA       Aaa    US$ 11,950,000       Series 2003-FL8, Class A2, 1.30% due 7/15/2015 (a)   $   11,945,725
Securities--4.4%  AAA       Aaa        29,593,000       Series 2003-FL9, Series A3, 1.42% due 11/15/2015         29,593,000
                  NR*       Aaa        22,300,500   Greenwich Capital Commercial Funding Corporation,
                                                    Series 2003-FL1, Class A, 1.41% due 1/05/2006 (b)            22,296,107
                  AAA       Aaa        14,700,000   LB-UBS Commercial Mortgage Trust, Series 2002-C1,
                                                    Class A3, 6.226% due 3/15/2026                               16,550,593
                  AAA       Aaa        11,900,000   Nationslink Funding Corporation, Series 1999-2,
                                                    Class A3, 7.181% due 6/20/2031                               12,973,150
                  AAA       NR*           780,035   Nomura Asset Securities Corporation, Series 1995-MD3,
                                                    Class A1B, 8.15% due 3/04/2020                                  814,299
                  AAA       Aaa        32,592,000   Wachovia Bank Commercial Mortgage Trust,
                                                    Series 2003-WHL2, Class A3, 1.42% due 6/15/2013 (b)          32,582,708
                                                                                                             --------------
                                                                                                                126,755,582

                                                    Total Non-Government Agency Mortgage-Backed Securities
                                                    (Cost--$216,144,425)--7.5%                                  218,516,113



Industry+++                                         Corporate Bonds
Building          BBB+      Baa2        3,940,000   Celulosa Arauco y Constitucion SA, 8.625% due
Products--0.5%                                      8/15/2010                                                     4,807,848
                  BB+       Ba1         5,960,000   D.R. Horton, Inc., 5% due 1/15/2009                           6,168,600
                  BBB+      Baa1        2,750,000   Hanson PLC, 7.875% due 9/27/2010                              3,332,700
                                                                                                             --------------
                                                                                                                 14,309,148

Cable--U.S.--                                       Comcast Cable Communications, Inc.:
0.4%              BBB       Baa3        3,000,000       6.375% due 1/30/2006                                      3,219,837
                  BBB       Baa3          677,000       8.375% due 3/15/2013                                        840,748
                  BBB       Baa2          145,000   Cox Communications, Inc., 7.125% due 10/01/2012                 167,731
                  BB-       Ba3         6,275,000   Echostar DBS Corporation, 5.75% due 10/01/2008 (a)            6,478,938
                                                                                                             --------------
                                                                                                                 10,707,254

Canadian          BB        Ba2           779,000   Abitibi-Consolidated Inc., 8.55% due 8/01/2010 (3)              851,540
Corporates**--    BBB+      Baa2        2,975,000   Potash Corporation of Saskatchewan, Inc., 7.75%
0.1%                                                due 5/31/2011 (3)                                             3,593,047
                                                                                                             --------------
                                                                                                                  4,444,587

Chemicals--0.3%   B+        B1          7,150,000   IMC Global Inc., 10.875% due 8/01/2013                        8,955,375

Commercial        BBB       Baa3        2,765,000   Waste Management, Inc., 7.375% due 8/01/2010                  3,257,773
Services
& Supplies--0.1%

Containers--0.3%                                    Sealed Air Corporation:
                  BBB       Baa3        3,080,000       5.375% due 4/15/2008                                      3,297,556
                  BBB       Baa3        3,830,000       6.95% due 5/15/2009 (a)                                   4,412,221
                                                                                                             --------------
                                                                                                                  7,709,777

Diversified--0.1% A-        Baa3        2,515,000   Brascan Corporation, 5.75% due 3/01/2010                      2,720,048

Finance--1.9%                                       Household Finance Corporation:
                  A         A1          4,695,000       6.50% due 11/15/2008                                      5,314,463
                  A         A1          1,905,000       5.875% due 2/01/2009                                      2,111,132
                  A         A1          7,830,000       6.75% due 5/15/2011                                       9,044,143
                  AAA       Aaa                     Sigma Finance Incorporated:
                                       21,350,000       1.12% due 8/15/2011                                      21,350,000
                  AAA       Aaa         9,600,000       2.38% due 3/31/2014 (b)                                   9,600,000
                                                    Texaco Capital Inc.:
                  AA        Aa3           885,000       8.625% due 6/30/2010                                      1,136,834
                  AA        Aa3            55,000       8.625% due 11/15/2031                                        81,119
                  A-        A3          6,130,000   Textron Financial Corporation, 2.75% due 6/01/2006            6,191,325
                                                                                                             --------------
                                                                                                                 54,829,016


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                  S&P       Moody's  Face                                                                       Value
Industry+++       Ratings   Ratings  Amount         Corporate Bonds                                       (in U.S. dollars)
Finance--                                           Bank of America Corporation:
Banks--2.5%       A+        Aa2    US$  1,800,000       5.875% due 2/15/2009                                 $    2,008,564
                  A         Aa3         2,452,000       7.40% due 1/15/2011                                       2,943,204
                  A-        A1          2,705,000   Bank One Corporation, 8% due 4/29/2027                        3,481,159
                  A-        Aa3        10,135,000   BankAmerica Capital III, 1.69% due 1/15/2027 (b)              9,741,833
                  BBB-      Baa2        4,240,000   Capital One Bank, 4.875% due 5/15/2008                        4,467,976
                                                    Citigroup Inc.:
                  AA-       Aa1         1,150,000       5.75% due 5/10/2006                                       1,239,488
                  A+        Aa2         8,450,000       7.25% due 10/01/2010                                     10,063,629
                  AA-       Aa1         2,085,000       6.50% due 1/18/2011                                       2,406,080
                  A+        Aa2         5,216,000       6.625% due 6/15/2032                                      5,864,464
                  BBB+      A1          7,040,000   First Chicago NBD Capital I, 1.681% due 2/01/2027 (b)         6,727,797
                  BB+       Baa3        3,280,000   FirstBank Puerto Rico, 7.625% due 12/20/2005                  3,516,764
                                                    FleetBoston Financial Corporation:
                  A+        Aa2           430,000       3.85% due 2/15/2008                                         444,518
                  A         Aa3         1,150,000       6.375% due 5/15/2008                                      1,293,180
                  BB+       NR*         1,670,000   Hudson United Bancorp Inc., 8.20% due 9/15/2006               1,881,845
                  BBB+      A3          3,940,000   PNC Funding Corporation, 6.125% due 2/15/2009                 4,411,520
                  BBB+      A3          2,340,000   Popular North America, Inc., 3.875% due 10/01/2008            2,388,316
                  A-        A3          1,255,000   Saint George Bank Limited, 5.30% due 10/15/2015 (a)           1,304,403
                  A-        A3            960,000   Synovus Financial Corp., 4.875% due 2/15/2013                   985,482
                  A+        Aa3         1,495,000   U.S. Bancorp, 1.26% due 9/16/2005 (b)                         1,496,794
                  BBB+      A3          2,875,000   Washington Mutual, Inc., 7.50% due 8/15/2006                  3,221,170
                  AA-       Aa1         3,995,000   Wells Fargo & Company, 5.125% due 2/15/2007                   4,296,067
                                                                                                             --------------
                                                                                                                 74,184,253

Finance--         A+        A1          2,675,000   American Honda Finance Corporation, 1.38% due
Other--6.5%                                         10/03/2005 (a)(b)                                             2,684,855
                                                    The Bear Stearns Companies Inc.:
                  A         A1          5,305,000       1.42% due 1/30/2009 (b)                                   5,299,260
                  A         A1          4,485,000       5.70% due 11/15/2014                                      4,832,291
                  BBB       Baa2        4,230,000   Certegy Inc., 4.75% due 9/15/2008                             4,444,068
                  A         A3          5,510,000   Countrywide Home Loans, Inc., 5.625% due 7/15/2009            6,032,954
                                                    Deutsche Telekom International Finance BV:
                  BBB+      Baa2        4,670,000       8.50% due 6/15/2010                                       5,733,373
                  BBB+      Baa2        3,405,000       8.75% due 6/15/2030                                       4,464,064
                  A+        A2            185,000   Diageo Capital PLC, 3.50% due 11/19/2007                        190,196
                                                    Ford Motor Credit Company:
                  BBB-      A3          5,950,000       7.375% due 10/28/2009                                     6,530,982
                  BBB-      A3         14,750,000       7% due 10/01/2013                                        15,565,129
                                                    General Motors Acceptance Corporation:
                  BBB       A3         16,325,000       2.41% due 10/20/2005 (b)                                 16,443,013
                  BBB       A3         16,525,000       2.02% due 1/16/2007 (b)                                  16,392,998
                  BBB       A3          4,180,000       6.875% due 8/28/2012                                      4,514,956
                  BBB       A3          6,832,000       8% due 11/01/2031                                         7,562,027
                  A+        A1          1,180,000   Golden West Financial Corporation, 4.75% due 10/01/2012       1,221,230
                  A+        Aa3         8,470,000   The Goldman Sachs Group, Inc., 6.875% due 1/15/2011           9,841,115
                  AA-       A1          3,015,000   International Lease Finance Corporation, 2.95% due
                                                    5/23/2006                                                     3,064,220
                                                    J.P. Morgan Chase & Co.:
                  A+        A1          8,600,000       3.50% due 3/15/2009                                       8,655,444
                  A+        A1          7,455,000       4.50% due 11/15/2010                                      7,689,907
                                                    Lehman Brothers Holdings, Inc.:
                  NR*       NR*         1,400,000       6.625% due 4/01/2004                                      1,400,000
                  A         A1            400,000       4% due 1/22/2008                                            415,164
                  A         A1          7,965,000       3.50% due 8/07/2008                                       8,070,887
                  BBB       Baa2        2,845,000   MBNA America Bank NA, 7.125% due 11/15/2012                   3,355,279
                                                    MBNA Corporation:
                  BBB       Baa2        3,240,000       6.25% due 1/17/2007                                       3,548,710
                  BBB       Baa2          870,000       5.625% due 11/30/2007                                       944,051
                  BBB       Baa2        2,750,000       4.625% due 9/15/2008                                      2,873,962
                                                    Mellon Funding Corporation:
                  A+        A1            885,000       4.875% due 6/15/2007                                        948,945
                  A         A2            250,000       6.40% due 5/14/2011                                         286,645


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                  S&P       Moody's  Face                                                                       Value
Industry+++       Ratings   Ratings  Amount         Corporate Bonds                                       (in U.S. dollars)
Finance--Other    A+        Aa3    US$  3,990,000   Morgan Stanley, 6.75% due 4/15/2011                      $    4,608,893
(concluded)                                         Principal Life Global Funding I (a):
                  AA        Aa3           735,000       3.625% due 4/30/2008                                        753,342
                  AA        Aa3         4,360,000       6.25% due 2/15/2012                                       4,945,901
                  A         A3         13,435,000   Prudential Holdings LLC, 8.695% due 12/18/2023 (a)           17,658,158
                  A-        A2          1,165,000   Regions Financial Corporation, 6.375% due 5/15/2012           1,320,480
                                                    Verizon Global Funding Corporation:
                  A+        A2          6,055,000       7.25% due 12/01/2010 (a)                                  7,134,473
                  A+        A2            858,000       7.375% due 9/01/2012                                      1,023,770
                                                                                                             --------------
                                                                                                                190,450,742

Foreign           AAA       Aaa YEN 2,835,100,000   International Bank for Reconstruction & Development,
Obligations**--                                     4.75% due 12/20/2004 (1)                                     28,145,388
0.9%

Gaming--0.3%      BB+       Ba1    US$  7,580,000   MGM Mirage Inc., 6% due 10/01/2009                            7,959,000

Industrial--      BBB-      Ba1         4,350,000   American Greetings Corporation, 6.10% due 8/01/2028           4,698,000
Consumer          BBB       Baa2        6,005,000   Cadbury Schweppes US Finance LLC, 3.875% due
Goods--2.0%                                         10/01/2008 (a)                                                6,115,282
                  A         A3          3,860,000   Coca-Cola HBC Finance BV, 5.125% due 9/17/2013                4,016,805
                  BBB+      Baa3        2,935,000   The Dial Corporation, 6.50% due 9/15/2008                     3,303,436
                  AA        Aa3            84,000   Eli Lilly and Company, 7.125% due 6/01/2025                     102,315
                  AA        Aa2         4,225,000   GlaxoSmithKline Capital Inc., 5.375% due 4/15/2034            4,178,314
                  BBB+      Baa1        6,910,000   Miller Brewing Company, 5.50% due 8/15/2013 (a)               7,345,869
                  BB+       Baa3        4,775,000   Tricon Global Restaurants, 8.875% due 4/15/2011               5,962,781
                  B         NR*        15,750,000   Valeant Pharmaceuticals International, 6.50% due
                                                    7/15/2008 (Convertible)                                      16,557,188
                  A         Baa1        4,930,000   Wyeth, 5.50% due 2/01/2014                                    5,169,302
                                                                                                             --------------
                                                                                                                 54,449,292

Industrial--                                        Anadarko Finance Company:
Energy--1.4%      BBB+      Baa1          802,000       6.75% due 5/01/2011                                         935,511
                  BBB+      Baa1        1,214,000       7.50% due 5/01/2031                                       1,469,263
                  BBB+      Baa1        1,037,000   Anadarko Petroleum Corporation, 5.375% due 3/01/2007          1,119,837
                  BBB+      A3            230,000   Consolidated Natural Gas Company, 5.375% due 11/01/2006         246,655
                  BBB       Baa2        5,310,000   Halliburton Company, 5.50% due 10/15/2010 (a)                 5,624,023
                  A-        A3          4,731,078   Kern River Funding Corporation, 4.893% due
                                                    4/30/2018 (a)                                                 4,832,986
                  BBB+      Baa1        1,740,000   Kinder Morgan Energy Partners, L.P., 5.35% due
                                                    8/15/2007                                                     1,885,591
                  BBB-      Baa3        2,410,000   MidAmerican Energy Holdings Company, 5.875% due
                                                    10/01/2012                                                    2,604,755
                  A+        A1          2,410,000   Motiva Enterprises LLC, 5.20% due 9/15/2012 (a)               2,538,824
                  BBB       Baa3        3,980,000   Panhandle Eastern Pipe Line Company, LLC, 2.75% due
                                                    3/15/2007 (a)                                                 3,976,414
                  BBB-      Ba1         9,290,000   Plains All American Pipeline LP, 5.625% due
                                                    12/15/2013 (a)                                                9,673,213
                  BBB-      Baa3        6,150,000   XTO Energy, Inc., 7.50% due 4/15/2012                         7,313,033
                                                                                                             --------------
                                                                                                                 42,220,105

Industrial--      A-        A2          2,475,000   Alcoa Inc., 1.40% due 12/06/2004 (b)                          2,479,247
Manufacturing--   B+        Ba2        12,690,000   Celestica Inc., 3.691% due 8/01/2020 (Convertible) (c)        6,884,325
3.2%              BBB-      Baa3        6,475,000   Cia Brasileira de Bebida, 8.75% due 9/15/2013 (a)             7,106,313
                                                    DaimlerChrysler NA Holding Corporation:
                  BBB       A3         19,250,000       1.91% due 9/26/2005 (b)                                  19,373,835
                  BBB       A3          3,560,000       4.75% due 1/15/2008                                       3,711,916
                  BBB       A3          3,670,000       7.75% due 1/18/2011                                       4,286,597
                  BBB       Baa1        3,010,000   General Motors Corporation, 7.125% due 7/15/2013              3,288,178
                  A-        A3          2,945,000   Hutchison Whampoa International Ltd., 5.45% due
                                                    11/24/2010                                                    3,043,042
                  BB+       Ba1         2,990,000   Hyundai Motor Manufacturing Alabama, LLC, 5.30% due
                                                    12/19/2008 (a)                                                3,097,138
                  BB+       Baa3        3,820,000   Jabil Circuit, Inc., 5.875% due 7/15/2010                     4,098,149
                  BB+       Ba1         5,130,000   Lear Corporation, 8.11% due 5/15/2009                         6,066,225
                                                    Raytheon Company:
                  BBB-      Baa3        6,995,000       6.15% due 11/01/2008                                      7,776,859
                  BBB-      Baa3        5,015,000       8.30% due 3/01/2010                                       6,160,005
                  BBB-      Baa3        5,330,000       6.55% due 3/15/2010                                       6,064,122
                  BBB-      Ba2         9,425,000   Tyco International Group SA, 6.75% due 2/15/2011             10,495,501
                                                                                                             --------------
                                                                                                                 93,931,452


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                  S&P       Moody's  Face                                                                       Value
Industry+++       Ratings   Ratings  Amount         Corporate Bonds                                       (in U.S. dollars)
Industrial--      BBB+      Baa1   US$ 13,314,000   AOL Time Warner Inc., 6.875% due 5/01/2012               $   15,231,402
Services--3.3%                                      ARAMARK Services, Inc.:
                  BBB-      Baa3        3,265,000       6.75% due 8/01/2004                                       3,316,326
                  BBB-      Baa3        2,355,000       6.375% due 2/15/2008                                      2,581,617
                                                    Cendant Corporation:
                  BBB       Baa1        4,065,000       6.875% due 8/15/2006                                      4,476,325
                  BBB       Baa1        3,365,000       6.25% due 1/15/2008                                       3,728,289
                  BBB-      Baa3        1,605,000   Clear Channel Communications, Inc., 4.25% due 5/15/2009       1,639,633
                                                    HCA Inc.:
                  BBB-      Ba1         2,995,000       6.95% due 5/01/2012                                       3,266,712
                  BBB-      Ba1         4,805,000       6.30% due 10/01/2012                                      5,036,361
                  BBB-      Ba1         1,825,000       5.75% due 3/15/2014                                       1,823,509
                  BBB-      Baa3        3,055,000   InterActiveCorp, 7% due 1/15/2013                             3,475,215
                  BBB       Ba1         4,545,000   Lenfest Communications, Inc., 10.50% due 6/15/2006            5,250,261
                  BBB-      Baa3       21,775,000   Liberty Media Corporation, 2.61% due 9/17/2006 (b)           22,033,339
                                                    Manor Care, Inc.:
                  BBB       Ba1         4,610,000       7.50% due 6/15/2006                                       5,047,950
                  BBB       Ba1         2,125,000       6.25% due 5/01/2013                                       2,271,094
                                                    News America Incorporated:
                  BBB-      Baa3        1,145,000       6.55% due 3/15/2033                                       1,214,572
                  BBB-      Baa3        4,625,000       6.75% due 1/09/2038                                       5,374,759
                  BBB+      Baa1        4,080,000   PHH Corporation, 6% due 3/01/2008                             4,467,735
                  BBB       Baa3          655,000   SUPERVALU Inc., 7.50% due 5/15/2012                             770,096
                  BBB       Baa3        4,560,000   Tele-Communications Inc., 9.80% due 2/01/2012                 6,053,053
                                                                                                             --------------
                                                                                                                 97,058,248

Industrial--      AAA       Aaa         3,136,017   American Airlines, Inc., 3.857% due 7/09/2010                 3,148,363
Transportation--  BBB+      Baa2        2,060,000   Burlington Northern Santa Fe Corporation, 7.95% due
1.2%                                                8/15/2030                                                     2,660,947
                                                    Continental Airlines, Inc.:
                  AAA       Aaa         2,080,000       6.563% due 2/15/2012                                      2,275,157
                  BBB       Ba3         5,905,000       7.875% due 7/02/2018                                      5,881,026
                  A-        Baa3        3,902,610   Delta Air Lines, Inc., 7.379% due 5/18/2010                   3,874,728
                  BBB       Baa1        7,515,000   Norfolk Southern Corporation, 7.25% due 2/15/2031             8,897,392
                                                    Southwest Airlines Co.:
                  A         Baa1        1,140,000       8% due 3/01/2005                                          1,197,544
                  A         Baa1        2,380,000       7.875% due 9/01/2007                                      2,745,823
                                                    Union Pacific Corporation:
                  BBB       Baa2        2,180,000       7.25% due 11/01/2008                                      2,518,345
                  NR*       Aa3         1,395,000       4.698% due 1/02/2024                                      1,374,912
                                                                                                             --------------
                                                                                                                 34,574,237

Insurance--1.4%   A-        Baa2        5,020,000   Aon Corporation, 6.70% due 1/15/2007                          5,557,762
                  BBB+      Baa2        3,915,000   Berkley (WR) Corporation, 5.125% due 9/30/2010                4,115,350
                  BBB       Baa3        3,655,000   Infinity Property and Casualty Corporation, 5.50% due
                                                    2/18/2014 (a)                                                 3,705,574
                  BBB-      NR*         2,835,000   Kingsway America, Inc., 7.50% due 2/01/2014 (a)               2,871,095
                  AA-       A2            985,000   Marsh & McLennan Companies, Inc., 3.625% due 2/15/2008        1,009,885
                  AAA       Aa1           240,000   MassMutual Global Funding, LLC, 7% due 7/07/2006                264,884
                  BBB+      Baa3        5,950,000   NLV Financial Corporation, 7.50% due 8/15/2033 (a)            6,406,901
                  BBB+      Baa3        4,415,000   RLI Corp., 5.95% due 1/15/2014                                4,548,973
                  A-        Baa1        8,625,000   Security Benefit Life Insurance Company, 7.45% due
                                                    10/01/2033 (a)                                                9,132,219
                  BBB+      A3          3,100,000   Travelers Property Casualty Corp., 6.375% due 3/15/2033       3,289,627
                                                                                                             --------------
                                                                                                                 40,902,270

Leisure--0.0%     BBB-      Ba1           350,000   Hilton Hotels Corporation, 7.625% due 12/01/2012                402,063

Oil Refineries--  A-        Baa1        2,140,000   EnCana Corporation, 4.75% due 10/15/2013                      2,177,899
0.4%              BBB       Baa3        8,610,000   Ultramar Diamond Shamrock Corporation, 6.75% due
                                                    10/15/2037                                                    9,668,048
                                                                                                             --------------
                                                                                                                 11,845,947


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                  S&P       Moody's  Face                                                                       Value
Industry+++       Ratings   Ratings  Amount         Corporate Bonds                                       (in U.S. dollars)
Paper--1.1%       BB+       Ba2    US$ 10,110,000   Boise Cascade Corporation, 7.66% due 5/27/2005           $   10,510,680
                  BBB+      Baa2        1,400,000   Celulosa Arauco y Constitucion SA, 5.125% due
                                                    7/09/2013                                                     1,407,476
                  BBB       Baa2        9,090,000   Champion International Corporation, 6.65% due
                                                    12/15/2037                                                   10,478,734
                  A-        Baa2        3,020,000   Inversiones CMPC SA, 4.875% due 6/18/2013 (a)                 2,996,598
                  BBB-      Baa3        2,625,000   Rock-Tenn Company, 5.625% due 3/15/2013                       2,724,816
                  BBB       Baa2        3,000,000   Sappi Papier Holding AG, 6.75% due 6/15/2012 (a)              3,383,769
                                                                                                             --------------
                                                                                                                 31,502,073

Paper & Forest    BBB       Baa2       10,200,000   Weyerhaeuser Company, 6.75% due 3/15/2012                    11,522,430
Products--0.4%

Real Estate       BBB       Baa2        5,385,000   Camden Property Trust, 5.375% due 12/15/2013                  5,576,695
Investment        BBB       Baa2        2,935,000   CarrAmerica Realty Corporation, 3.625% due 4/01/2009          2,911,734
Trust--1.6%       BBB-      Baa3        1,765,000   Colonial Realty LP, 4.80% due 4/01/2011                       1,763,129
                  BBB       Baa3        2,075,000   Developers Diversified Realty Corporation, 6.625% due
                                                    1/15/2008                                                     2,310,048
                  BBB+      Baa1        4,180,000   Duke Realty Limited Partnership, 5.25% due 1/15/2010          4,516,189
                  BBB       Baa2        4,095,000   HRPT Properties Trust, 5.75% due 2/15/2014                    4,254,062
                                                    Health Care Properties Investors, Inc.:
                  NR*       NR*           675,000       7.48% due 4/05/2004                                         675,000
                  BBB+      Baa2        1,585,000       6.50% due 2/15/2006                                       1,691,439
                  BBB-      Baa3        2,725,000   Health Care REIT, Inc., 6% due 11/15/2013                     2,878,546
                  BBB-      Ba1         1,545,000   Highwoods Realty LP, 7% due 12/01/2006                        1,691,528
                  BB+       Ba1         9,190,000   iStar Financial Inc., 5.125% due 4/01/2011 (a)                9,098,100
                  BBB-      Baa3        1,913,000   Nationwide Health Properties, Inc., 6.59% due 7/07/2038       1,910,167
                  BBB       Baa3        3,005,000   United Dominion Realty Trust, Inc., 6.50% due 6/15/2009       3,378,975
                  A-        Baa1        4,130,000   Washington Real Estate Investment Trust, 5.25% due
                                                    1/15/2014                                                     4,276,363
                                                                                                             --------------
                                                                                                                 46,931,975

Retail--Stores--  BBB+      Baa1          595,000   Limited Brands, Inc., 6.125% due 12/01/2012                     660,489
0.0%

Supranational--   A         A2          4,435,000   Corporacion Andina de Fomento, 6.875% due 3/15/2012           5,091,673
0.2%

Utilities--       BBB       Baa2        2,230,000   AT&T Corporation, 8.05% due 11/15/2011                        2,606,924
Communication--   BBB       Baa2        2,298,000   AT&T Wireless Services Inc., 8.75% due 3/01/2031              2,980,513
1.6%              BBB-      Baa1        2,380,000   America Movil SA de CV, 5.50% due 3/01/2014 (a)               2,372,679
                  A+        A3          7,020,000   GTE Corporation, 6.84% due 4/15/2018                          7,924,555
                  BBB       Baa2        5,185,000   Harris Corporation, 6.35% due 2/01/2028                       5,651,738
                  BBB+      Baa3        2,640,000   Intelsat, Ltd., 6.50% due 11/01/2013                          2,842,459
                  B-        Ba3         2,721,000   Qwest Corporation, 7.20% due 11/01/2004                       2,789,025
                  BBB-      Baa3        6,855,000   Sprint Capital Corporation, 6.90% due 5/01/2019               7,491,747
                  BBB       Baa3        4,960,000   TELUS Corporation, 7.50% due 6/01/2007                        5,641,881
                  A+        A2          6,305,000   Verizon New York Inc., 6.875% due 4/01/2012                   7,174,043
                                                                                                             --------------
                                                                                                                 47,475,564

Utilities--       NR*       Baa2        4,774,000   AEP Texas Central Company, 6.65% due 2/15/2033                5,231,774
Electric          BBB+      A3          1,485,000   Alabama Power Capital Trust V, 5.50% due 10/01/2042 (b)       1,606,485
& Gas--4.7%       A         A2          2,155,000   Australian Gas Light Company, 5.30% due 9/25/2015 (a)         2,257,121
                  BBB       Baa1        5,220,000   Cincinnati Gas & Electric Company, 5.70% due 9/15/2012        5,629,645
                                                    Consumers Energy Company:
                  BBB-      Baa3        1,875,000       4.25% due 4/15/2008                                       1,930,869
                  BBB-      Baa3        4,810,000       4% due 5/15/2010                                          4,756,662
                                                    Dominion Resources, Inc.:
                  BBB+      Baa1        3,265,000       7.625% due 7/15/2005                                      3,503,309
                  BBB+      Baa1        3,325,000       1.394% due 5/15/2006 (b)                                  3,329,549
                  BBB+      Baa2          520,000   Exelon Corporation, 6.75% due 5/01/2011                         594,610
                  A-        Baa1        5,920,000   Exelon Generation Company, LLC, 5.35% due 1/15/2014 (a)       6,101,791
                  A-        A2          7,935,000   FPL Group Capital Inc., 1.41% due 3/30/2005 (b)               7,938,896
                  BBB       Baa1        3,965,000   PSE&G Power LLC, 6.95% due 6/01/2012                          4,566,463
                                                    Pacific Gas & Electric Company:
                  BBB       Baa2       33,100,000       1.81% due 4/03/2006 (b)                                  33,114,399
                  BBB       Baa2        1,950,000       4.20% due 3/01/2011                                       1,952,486
                  BBB       Baa2       14,105,000       6.05% due 3/01/2034                                      14,266,432
                  BBB       Baa2        3,165,000   Pepco Holdings, Inc., 4% due 5/15/2010                        3,134,945
                  BBB       Baa2        3,905,000   Public Service Company of New Mexico, 4.40% due
                                                    9/15/2008                                                     4,043,546


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                  S&P       Moody's  Face                                                                       Value
Industry+++       Ratings   Ratings  Amount         Corporate Bonds                                       (in U.S. dollars)
Utilities--                                         Southern California Edison Company:
Electric & Gas    NR*       Baa2   US$    905,000       1.42% due 1/13/2006 (b)                              $      906,176
(concluded)       BB        Baa2        5,225,000       8% due 2/15/2007                                          5,994,125
                  NR*       Baa2        3,740,000       6% due 1/15/2034                                          3,841,302
                  BBB+      Baa1        4,335,000   Southern Power Company, 6.25% due 7/15/2012                   4,797,592
                  BBB       Baa2        4,225,000   TXU Australia Holdings Partnership LP, 6.15% due
                                                    11/15/2013 (a)                                                4,558,581
                  A-        Baa1        4,615,000   Vectren Utility Holdings, Inc., 5.25% due 8/01/2013           4,792,488
                  BB-       Ba2         6,820,000   Western Resources Inc., 9.75% due 5/01/2007                   7,885,625
                                                                                                             --------------
                                                                                                                136,734,871

Yankee                                              Corporacion Nacional del Cobre de Chile (Codelco) (3)(a):
Corporates**--    A         A2          3,805,000       6.375% due 11/30/2012                                     4,250,113
1.5%              A         A2          3,540,000       5.50% due 10/15/2013                                      3,729,864
                                                    France Telecom (4):
                  BBB+      Baa2       11,095,000       8.75% due 3/01/2011                                      13,550,401
                  BBB+      Baa2        2,820,000       9.75% due 3/01/2031                                       3,811,788
                  A-        Baa1        3,855,000   Koninklijke (KPN) NV, 8% due 10/01/2010 (3)                   4,695,390
                                                    Pemex Project Funding Master Trust (1):
                  BBB-      Baa1        4,700,000       2.64% due 1/07/2005 (a)(b)                                4,718,509
                  BBB-      Baa1        4,285,000       9.125% due 10/13/2010                                     5,249,125
                  A         A1          1,990,000   Santander Central Hispano Issuances Ltd., 7.625% due
                                                    9/14/2010 (1)                                                 2,401,872
                                                                                                             --------------
                                                                                                                 42,407,062

Yankee                            EURO 12,504,000   Bundesobligation, 3.50% due 10/10/2008 (2)                   15,718,233
Sovereigns**--    A         Baa1  US$   2,785,000   Republic of Chile, 5.50% due 1/15/2013 (2)                    2,943,188
1.1%                                                United Mexican States (2):
                  BBB-      Baa2        7,180,000       9.875% due 2/01/2010                                      9,233,480
                  BBB-      Baa2        3,535,000       6.375% due 1/16/2013                                      3,828,405
                                                                                                             --------------
                                                                                                                 31,723,306

                                                    Total Corporate Bonds (Cost--$1,099,491,503)--39.0%       1,140,105,418



State                                               Municipal Bonds
Texas--0.1%       A         A1          2,010,000   Harris County, Texas, Industrial Development Corporation,
                                                    Solid Waste Disposal Revenue Bonds (Deer Park Refining LP),
                                                    5.683% due 3/01/2023 (b)                                      2,083,968

                                                    Total Municipal Bonds (Cost--$2,010,000)--0.1%                2,083,968



                                                    Preferred Securities

Industry+++                                         Capital Trusts
Finance--Banks--0.7%                    6,720,000   Chase Capital II, 1.631% due 2/01/2027 (b)                    6,371,938
                                        5,739,000   Chase Capital III, 1.67% due 3/01/2027 (b)                    5,473,399
                                        7,900,000   Nationsbank Capital Trust III, 1.67% due 1/15/2027 (b)        7,578,596
                                                                                                             --------------
                                                                                                                 19,423,933

Utilities--Electric                     3,000,000   AVA Capital Trust III, 6.50% due 4/01/2034 (b)                3,011,250
& Gas--0.1%

                                                    Total Capital Trusts (Cost--$22,176,626)--0.8%               22,435,183


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                                           Shares                                                               Value
Industry+++                                  Held   Preferred Stocks                                      (in U.S. dollars)
Finance--Other--0.2%                          690   DG Funding Trust (a)                                     $    7,514,100
                                              500   Home Ownership Funding Corporation II (a)                       239,703

                                                    Total Preferred Stocks (Cost--$8,092,484)--0.2%               7,753,803


                                             Face
                                           Amount   Trust Preferred
Aerospace                         US$  15,510,000   RC Trust I, 7% due 5/15/2006 (Convertible)                   16,602,394
& Defense--0.6%

                                                    Total Trust Preferred (Cost--$16,542,136)--0.6%              16,602,394

                                                    Total Preferred Securities (Cost--$46,811,246)--1.6%         46,791,380


                                                    Short-Term Investments
Commercial Paper***                    14,300,000   Amsterdam Funding Corporation, 1.03% due 5/03/2004           14,286,908
                                       50,000,000   Danske Bank A/S, 1.02% due 4/26/2004                         49,964,583
                                       50,000,000   Dexia Delaware LLC, 1.02% due 4/16/2004                      49,978,750
                                       15,225,000   Fairway Finance Corporation, 1.02% due 4/08/2004             15,221,980
                                       30,950,000   Ford Motor Credit Company, 1.93% due 9/03/2004 (b)           30,717,875
                                       32,400,000   National Australia Funding (Delaware), 1.025% due
                                                    4/05/2004                                                    32,396,310
                                       27,167,000   Old Line Funding Corp., 1.02% due 4/12/2004                  27,158,533
                                       50,000,000   Preferred Receivables Funding Corporaton, 1.02% due
                                                    4/14/2004                                                    49,981,583
                                       31,109,000   Scaldis Capital LLC, 1.02% due 4/27/2004                     31,088,231
                                       20,000,000   Sheffield Receivables Corporation, 1.02% due 4/20/2004       19,989,233
                                       50,000,000   Windmill Funding Corporation, 1.02% due 4/21/2004            49,971,667
                                                                                                             --------------
                                                                                                                370,755,653

U.S. Government Agency                 11,200,000   Federal Farm Credit Banks, 0.97% due 4/01/2004               11,200,000
Obligations***                         51,800,000   Federal Home Loan Banks, 0.90% due 4/01/2004                 51,800,000
                                                                                                             --------------
                                                                                                                 63,000,000


                             Beneficial Interest/
                                      Shares Held
                                       20,340,549   Merrill Lynch Liquidity Series, LLC Money Market
                                                    Series (e)(f)                                                20,340,549
                                      183,064,951   Merrill Lynch Premier Institutional Fund (e)(f)             183,064,951

                                                    Total Short-Term Investments (Cost--$637,414,694)--21.8%    637,161,153



                                        Number of
                                        Contracts   Options Purchased
Put Options                                   630   U.S. Treasury Notes, expiring April 2004 at USD 114,
Purchased--0.0%                                     Broker HSBC Securities                                          265,781

                                                    Total Options Purchased
                                                    (Premiums Paid--$317,362)--0.0%                                 265,781

                                                    Total Investments (Cost--$3,510,026,656)                  3,571,506,855


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Schedule of Investments (continued)                                                              Master Core Bond Portfolio

                                        Number of                                                               Value
                                        Contracts   Options Written                                       (in U.S. dollars)
Call Options Written--                     38,000   Federal Home Loan Mortgage Corporation, expiring
0.0%                                                May 2004 at USD 103.73, Broker JP Morgan Chase Bank      $    (102,600)

Put Options Written--                         630   U.S. Treasury Notes, expiring April 2004 at USD 112,
0.0%                                                Broker HSBC Securities                                         (88,594)

                                                    Total Options Written
                                                    (Premiums Received--$194,981)--0.0%                           (191,194)

                  Total Investments, Net of Options Written (Cost--$3,509,831,675)--122.3%                    3,571,315,661
                  Variation Margin on Financial Futures Contracts****--0.0%                                       (387,281)
                  Unrealized Depreciation on Forward Foreign Exchange Contracts******--0.0%                       (788,154)
                  Unrealized Appreciation on Swaps*****--0.2%                                                       178,065
                  Liabilities in Excess of Other Assets--(22.5%)                                              (651,611,185)
                                                                                                             --------------
                  Net Assets--100.0%                                                                         $2,918,707,106
                                                                                                             ==============

++Asset-Backed and Mortgage-Backed Obligations are subject to principal paydowns as a result of prepayments or refinancings of the underlying mortgage instruments. As a result, the average life may be substantially less than the original maturity.

+++For Portfolio compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Portfolio management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

*Not Rated.

**Corresponding industry groups for foreign securities:

  (1) Financial Institution.

  (2) Government Entity.

  (3) Industrial.

  (4) Telecommunications.

***Commercial Paper and certain U.S. Government Agency Obligations are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Portfolio.

****Financial futures contracts sold as of March 31, 2004 were as follows:


Number of                   Expiration          Face         Unrealized
Contracts    Issue             Date            Value             Losses

  430      Five-Year
         U.S. Treasury         June
              Note             2004         $48,245,731    $  (586,144)
  211       Ten-Year
         U.S. Treasury         June
              Note             2004         $23,944,412       (406,307)
                                                           ------------
Total Unrealized Losses--Net                               $  (992,451)
                                                           ============


*****Swap contracts entered into as of March 31, 2004 were as follows:

                                                             Unrealized
                                             Notional      Appreciation
                                              Amount     (Depreciation)

Sold credit default protection
on Sprint Capital Corp. and
receive 1.50%

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                     $ 5,490,000       $  128,751

Sold credit default protection on
Comcast Cable Communications
and receive 1.15%

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                     $ 5,490,000           88,685

Bought credit default protection
on Tyson Foods Inc. and pay 1.36%

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                     $ 5,490,000          (4,304)

Bought credit default protection
on Weyerhaeuser Co. and pay .73%

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2008                     $ 5,490,000         (26,412)

Receive a variable rate return
based on 3-month USD LIBOR,
plus .42%, which is capped at a
fixed coupon of 8% and callable
quarterly beginning September
2004 and pay floating rate based
on 3-month USD LIBOR

Broker, JP Morgan Chase Bank
Expires March 2010                         $62,600,000         (83,133)

Pay 3.50% on TIPS adjusted
principal and receive a fixed
rate of 4.17% interest

Broker, Morgan Stanley
Capital Services Inc.
Expires January 2011                       $14,075,000          124,902



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Schedule of Investments (continued)
Master Core Bond Portfolio


                                                             Unrealized
                                             Notional      Appreciation
                                              Amount     (Depreciation)

Pay 3.875% on TIPS adjusted
principal and receive a fixed
rate of 3.401% interest

Broker JP Morgan Chase Bank
Expires January 2009                       $16,302,000       $   51,221

Receive a variable rate return
equal to CMBS Investment Grade
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
minus .55%

Broker, Deutsche Bank AG, London
Expires June 2004                          $32,500,000               --

Bought credit default protection on
AON Corp. and pay .37%

Broker, Morgan Stanley
Capital Services Inc.
Expires January 2007                       $ 5,525,000            (569)

Bought credit default protection on
AON Corp. and pay 2.8025% on
fixed rate swap

Broker, JP Morgan Chase Bank
Expires January 2007                       $ 5,525,000         (92,698)

Bought credit default protection on
Boeing Capital Corp. and pay .48%

Broker, JP Morgan Chase Bank
Expires March 2009                         $ 3,165,000          (6,289)

Sold credit default protection
on Raytheon Company and
receive .73%

Broker, JP Morgan Chase Bank
Expires March 2009                         $ 3,165,000          (2,089)

Receive a variable rate return equal
to U.S. Treasury Index Total Return
and pay floating rate based on
1-month USD LIBOR, minus .20%

Broker, Lehman Brothers
Special Finance
Expires March 2005                        $163,800,000               --

Receive a variable rate return equal
to CMBS Investment Grade Index
Total Return and pay floating rate
based on 1-month USD LIBOR,
minus .60%

Broker, JP Morgan Chase Bank
Expires September 2004                    $ 38,000,000               --

Receive a variable rate return equal
to CMBS Investment Grade Index
Total Return and pay floating rate
based on 1-month USD LIBOR,
minus .60%

Broker, Morgan Stanley
Capital Services Inc.
Expires September 2004                    $ 33,650,000               --



                                                             Unrealized
                                             Notional      Appreciation
                                              Amount     (Depreciation)

Receive a variable rate return equal
to CMBS Investment Grade Index
Total Return and pay floating rate
based on 1-month USD LIBOR,
minus .60%

Broker, UBS Warburg
Expires October 2004                      $ 24,150,000               --

Receive a variable rate return equal
to MBS Fixed Rate Index Total
Return and pay floating rate
based on 1-month USD LIBOR,
minus .16%

Broker, UBS Warburg
Expires August 2004                       $105,000,000               --

Receive a variable rate return
equal to MBS Fixed Rate Index
Total Return and pay floating rate
based on 1-month USD LIBOR,
minus .15%

Broker, Lehman Brothers
Special Finance
Expires September 2004                    $ 25,050,000               --

Receive a variable rate return equal
to Lehman Brothers U.S. High Yield
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
minus .40%

Broker, Lehman Brothers
Special Finance
Expires July 2004                         $ 31,200,000               --

Receive a variable rate return equal
to JP Morgan U.S. Agency Mortgage
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
minus .30%

Broker, JP Morgan Chase Bank
Expires April 2004                        $ 18,100,000               --

Receive a variable rate return
equal to U.S. Treasury Index Total
Return and pay floating rate
based on 1-month USD LIBOR,
minus .20%

Broker, Lehman Brothers
Special Finance
Expires December 2004                     $139,100,000               --

Receive a variable rate return equal
to JP Morgan U.S. Agency Mortgage
Index Total Return and pay floating
rate based on 1-month USD LIBOR,
minus .15%

Broker, JP Morgan Chase Bank
Expires April 2004                        $ 77,025,000               --
                                                             ----------
Total                                                        $  178,065
                                                             ==========



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Schedule of Investments (concluded)
Master Core Bond Portfolio


******Forward foreign exchange contracts as of March 31, 2004 were as follows:


Foreign Currency                        Expiration           Unrealized
Sold                                       Date            Depreciation

YEN 2,967,734,851                       April 2004        $   (788,154)
                                                          -------------
Total Unrealized Depreciation on Forward
Foreign Exchange Contracts
(US$ Commitment--$27,763,655)                             $   (788,154)
                                                          =============


(a)The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.

(b)Floating rate note.

(c)Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Portfolio.

(d)All or a portion of security held as collateral in connection with open financial futures contracts.

(e)Investments in companies considered to be an affiliate of the Portfolio (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:


                                               Net             Dividend
Affiliate                                    Activity            Income

Merrill Lynch Liquidity Series, LLC
  Money Market Series                       $20,340,549        $  2,240
Merrill Lynch Premier Institutional Fund     90,536,201        $171,583


(f)Security was purchased with the cash proceeds from securities loans.

See Notes to Financial Statements.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Statement of Assets and Liabilities                                                              Master Core Bond Portfolio

As of March 31, 2004
Assets

               Investments in unaffiliated securities, at value
               (including securities loaned of $198,007,987)
               (identified cost--$3,306,303,794)                                                            $ 3,367,835,574
               Investments in affiliated securities, at value
               (identified cost--$203,405,500)                                                                  203,405,500
               Options purchased, at value (premiums paid--$317,362)                                                265,781
               Unrealized appreciation on swaps                                                                     311,053
               Cash                                                                                                 716,213
               Foreign cash (cost--$704,209)                                                                        722,340
               Receivables:
                  Interest                                                                $    21,433,713
                  Contributions                                                                 5,839,031
                  Swaps                                                                         4,847,874
                  Principal paydowns                                                              299,542
                  Options written                                                                 105,919
                  Securities lending--net                                                          45,062
                  Dividends                                                                        39,363        32,610,504
                                                                                          ---------------
               Prepaid expenses                                                                                      16,702
                                                                                                            ---------------
               Total assets                                                                                   3,605,883,667
                                                                                                            ---------------

Liabilities

               Collateral on securities loaned, at value                                                        203,405,500
               Unrealized depreciation on swaps                                                                     132,988
               Unrealized depreciation on forward foreign exchange contracts                                        788,154
               Options written, at value (premiums received--$194,981)                                              191,194
               Payables:
                  Securities purchased                                                        473,359,277
                  Withdrawals                                                                   8,357,368
                  Variation margin                                                                387,281
                  Options purchased                                                               317,363
                  Investment adviser                                                               86,979
                  Other affiliates                                                                 15,354       482,523,622
                                                                                          ---------------
               Accrued expenses and other liabilities                                                               135,103
                                                                                                            ---------------
               Total liabilities                                                                                687,176,561
                                                                                                            ---------------

Net Assets

               Net assets                                                                                   $ 2,918,707,106
                                                                                                            ===============

Net Assets Consist of

               Investors' capital                                                                           $ 2,858,797,415
               Unrealized appreciation on investments and foreign currency transactions--net                     59,909,691
                                                                                                            ---------------
               Net Assets                                                                                   $ 2,918,707,106
                                                                                                            ===============

See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Statement of Operations                                                                          Master Core Bond Portfolio

For the Period October 1, 2003++ to March 31, 2004
Investment Income

               Interest                                                                                     $    49,718,011
               Securities lending--net                                                                              173,823
               Dividends                                                                                            131,888
                                                                                                            ---------------
               Total income                                                                                      50,023,722
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     5,179,585
               Accounting services                                                                337,638
               Custodian fees                                                                      79,764
               Pricing fees                                                                        23,253
               Offering costs                                                                      16,067
               Professional fees                                                                   15,140
               Trustees' fees and expenses                                                         11,156
               Other                                                                               19,703
                                                                                          ---------------
               Total expenses                                                                                     5,682,306
                                                                                                            ---------------
               Investment income--net                                                                            44,341,416
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments & Foreign Currency Transactions--Net

               Realized gain (loss) from:
                  Investments--net                                                             39,426,868
                  Foreign currency transactions--net                                            (106,242)        39,320,626
                                                                                          ---------------
               Change in unrealized appreciation/depreciation on:
                  Investments--net                                                             18,200,437
                  Foreign currency transactions--net                                            (488,833)        17,711,604
                                                                                          ---------------   ---------------
               Net realized and unrealized gain on investments and foreign currency
               transactions--net                                                                                 57,032,230
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $   101,373,646
                                                                                                            ===============

++Commencement of operations.

See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Statement of Changes in Net Assets                                                               Master Core Bond Portfolio
                                                                                                           For the Period
                                                                                                         October 1, 2003++
                                                                                                            to March 31,
Increase (Decrease) in Net Asset Value:                                                                         2004
Operations

               Investment income--net                                                                       $    44,341,416
               Realized gain on investments and foreign currency transactions--net                               39,320,626
               Change in unrealized appreciation/depreciation on investments and foreign currency
               transactions--net                                                                                 17,711,604
                                                                                                            ---------------
               Net increase in net assets resulting from operations                                             101,373,646
                                                                                                            ---------------

Capital Transactions

               Proceeds from contributions                                                                    2,359,812,948
               Fair value of net assets contributions                                                         1,889,781,052
               Fair value of withdrawals                                                                    (1,432,260,540)
                                                                                                            ---------------
               Net increase in net assets derived from capital transactions                                   2,817,333,460
                                                                                                            ---------------

Net Assets

               Total increase in net assets                                                                   2,918,707,106
               Beginning of period                                                                                       --
                                                                                                            ---------------
               End of period                                                                                $ 2,918,707,106
                                                                                                            ===============

++Commencement of operations.

See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004


Financial Highlights                                                                             Master Core Bond Portfolio
                                                                                                           For the Period
                                                                                                         October 1, 2003++
The following ratios have been derived from                                                                 to March 31,
information provided in the financial statements.                                                               2004
Total Investment Return

               Total investment return                                                                            3.51%+++*
                                                                                                            ===============

Ratios to Average Net Assets

               Expenses                                                                                               .40%*
                                                                                                            ===============
               Investment income--net                                                                                3.11%*
                                                                                                            ===============

Supplemental Data

               Net assets, end of period (in thousands)                                                     $     2,918,707
                                                                                                            ===============
               Portfolio turnover                                                                                   134.05%
                                                                                                            ===============

*Annualized.

++Commencement of operations.

+++Aggregate total investment return.

See Notes to Financial Statements.


CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements
Master Core Bond Portfolio


1. Significant Accounting Policies:
Master Core Bond Portfolio (the "Portfolio") is part of Master Bond Trust (the "Trust"). The Portfolio is registered under the Investment Company Act of 1940, as amended, and is organized as a Delaware statutory trust. The Declaration of Trust permits the Trustees to issue non-transferable interests in the Portfolio, subject to certain limitations. On October 1, 2003, the Portfolio received all of the assets of Core Bond Portfolio of Merrill Lynch Bond Fund, Inc., a registered investment company that converted to a master/feeder structure. The Portfolio's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Portfolio.

(a) Valuation of investments--Equity securities that are held by the Portfolio that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official close price on the exchange, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. In cases where equity securities are traded on more than one exchange, the securities are valued on the exchange designated as the primary market by or under the authority of the Board of Trustees of the Trust. Long positions traded in the over-the-counter ("OTC") market, Nasdaq Small Cap or Bulletin Board are valued at the last available bid price or yield equivalent obtained from one or more dealers or pricing services approved by the Board of Trustees of the Trust. Short positions traded in the OTC market are valued at the last available ask price. Portfolio securities that are traded both in the OTC market and on a stock exchange are valued according to the broadest and most representative market.

Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last ask price. Options purchased are valued at their last sale price in the case of exchange-traded options or, in the case of options traded in the OTC market, the last bid price. Swap agreements are valued daily based upon quotations from market makers. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their last sale price as of the close of such exchanges. Obligations with remaining maturities of 60 days or less are valued at amortized cost unless the Investment Adviser believes that this method no longer produces fair valuations.

Repurchase agreements are valued at cost plus accrued interest. The Portfolio employs pricing services to provide certain securities prices for the Portfolio. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by the pricing services retained by the Portfolio, which may use a matrix system for valuations. The procedures of a pricing service and its valuations are reviewed by the officers of the Portfolio under the general supervision of the Trust's Board of Trustees. Such valuations and procedures will be reviewed periodically by the Board of Trustees of the Trust.

Generally, trading in foreign securities, as well as U.S. government securities and money market instruments, is substantially completed each day at various times prior to the close of business on the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Portfolio's shares are determined as of such times. Foreign currency exchange rates also are generally determined prior to the close of business on the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of business on the NYSE that may not be reflected in the computation of the Portfolio's net asset value. If events (for example, a company announcement, market volatility or a natural disaster) occur during such periods that are expected to materially affect the value of such securities, those securities may be valued at their fair value as determined in good faith by the Trust's Board of Trustees or by the Investment Adviser using a pricing service and/or procedures approved by the Trust's Board of Trustees.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements (continued)
Master Core Bond Portfolio


(b) Derivative financial instruments--The Portfolio may engage in various portfolio investment strategies both to increase the return of the Portfolio and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Portfolio may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Portfolio deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Portfolio may purchase and write call and put options. When the Portfolio writes an option, an amount equal to the premium received by the Portfolio is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Portfolio enters into a closing transaction), the Portfolio realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Portfolio may enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

* Foreign currency options and futures--The Portfolio may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Portfolio, sold by the Portfolio but not yet delivered, or committed or anticipated to be purchased by the Portfolio.

* Swaps--The Portfolio may enter into swap agreements, which are over-the-counter contracts in which the Portfolio and a counterparty agree to make periodic net payments on a specified notional amount. The net payments can be made for a set period of time or may be triggered by a predetermined credit event. The net periodic payments may be based on a fixed or variable interest rate; the change in market value of a specified security, basket of securities, or index; or the return generated by a security.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements (continued)
Master Core Bond Portfolio


(d) Income taxes--The Portfolio is classified as a partnership for Federal income tax purposes. As such, each investor in the Portfolio is treated as owner of its proportionate share of the net assets, income, expenses and realized and unrealized gains and losses of the Portfolio. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates. It is intended that the Portfolio's assets will be managed so an investor in the Portfolio can satisfy the requirements of subchapter M of the Internal Revenue Code.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Portfolio has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Portfolio may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The market value of the loaned securities is determined at the close of business of the Portfolio and any additional required collateral is delivered to the Portfolio on the next business day. Where the Portfolio receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Portfolio typically receives the income on the loaned securities but does not receive the income on the collateral. Where the Portfolio receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Portfolio may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Portfolio could experience delays and costs in gaining access to the collateral. The Portfolio also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Portfolio's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Portfolio. For such services, the Portfolio pays a monthly fee based upon the aggregate average daily value of the Portfolio's and Merrill Lynch Bond Fund, Inc. High Income and Intermediate Term Portfolios' net assets at an annual rate of .50% of the average daily net assets not exceeding $250 million; .45% of average daily net assets in excess of $250 million but less than $500 million; .40% of average daily net assets in excess of $500 million but less than $750 million and ..35% in excess of $750 million. MLIM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K. Limited ("MLAM U.K."), an affiliate of MLIM, pursuant to which MLAM U.K. provides investment advisory services to MLIM with respect to the Portfolio. There is no increase in the aggregate fees paid by the Portfolio for these services.

The Portfolio has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML &Co., or its affiliates. Pursuant to that order, the Portfolio also has retained Merrill Lynch Investment Managers, LLC ("MLIM, LLC"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. MLIM, LLC may, on behalf of the Portfolio, invest cash collateral received by the Fund for such loans, among other things, in a private investment company managed by MLIM, LLC or in registered money market funds advised by FAM or its affiliates. For the period October 1, 2003 to March 31, 2004, FAM, LLC received $73,449 in securities lending agent fees.

For the period October 1, 2003 to March 31, 2004, the Portfolio reimbursed FAM $27,640 for certain accounting services.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Notes to Financial Statements (concluded)
Master Core Bond Portfolio


Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, MLAM, U.K. and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the period October 1, 2003 to March 31, 2004 were $4,672,861,437 and $3,770,362,992, respectively.

Net realized gains (losses) for the period October 1, 2003 to March 31, 2004 and net unrealized gains (losses) as of March 31, 2004 were as follows:

                                          Realized         Unrealized
                                    Gains (Losses)     Gains (Losses)

Long-term investments               $   27,404,745     $   61,785,321
Short-term investments                       (942)          (253,541)
Options purchased                           40,352           (51,581)
Options written                            311,593              3,787
Swaps                                   11,953,176            178,065
Financial futures contracts              (282,056)          (992,451)
Forward foreign exchange contracts       (719,028)          (788,154)
Foreign currency transactions              612,786             28,245
                                    --------------     --------------
Total                               $   39,320,626     $   59,909,691
                                    ==============     ==============


As of March 31, 2004, net unrealized appreciation for Federal income tax purposes aggregated $60,730,519, of which $62,972,424 related to appreciated securities and $2,241,905 related to depreciated securities. At March 31, 2004, the aggregate cost of investments, net of options written for Federal income tax purposes was $3,510,585,142.

Transactions in call options written for the period October 1, 2003 to March 31, 2004 were as follows:


                                         Number of           Premiums
                                         Contracts           Received

Outstanding call options written,
   beginning of period                         326     $       39,283
Options written                             39,098          1,394,583
Options closed                                (52)        (1,035,632)
Options exercised                            (457)          (134,050)
Options expired                              (915)          (175,121)
                                     -------------     --------------
Outstanding call options written,
   end of period                            38,000     $       89,063
                                     =============     ==============


Transactions in put options written for the period October 1, 2003 to March 31, 2004 were as follows:

                                         Number of           Premiums
                                         Contracts           Received

Outstanding put options written,
   beginning of period                         326     $      235,900
Options written                              1,413            604,178
Options closed                               (520)          (533,900)
Options expired                              (589)          (200,260)
                                     -------------     --------------
Outstanding put options written,
   end of period                               630     $      105,918
                                     =============     ==============


4. Short-Term Borrowings:
The Portfolio, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Portfolio may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Portfolio may borrow up to the maximum amount allowable under the Portfolio's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Portfolio pays a commitment fee of .09% per annum based on the Portfolio's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each portfolio's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 28, 2003, the credit agreement was renewed for one year under the same terms. The Portfolio did not borrow under the credit agreement during the period October 1, 2003 to March 31, 2004.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Officers and Directors/Trustees


Terry K. Glenn, President and Director/Trustee
Ronald W. Forbes, Director/Trustee
Cynthia A. Montgomery, Director/Trustee
Kevin A. Ryan, Director/Trustee
Roscoe S. Suddarth, Director/Trustee
Richard R. West, Director/Trustee
Edward D. Zinbarg, Director/Trustee
Patrick Maldari, Vice President
James J. Pagano, Vice President
Donald C. Burke, Vice President and Treasurer
Phillip S. Gillespie, Secretary

Charles C. Reilly, Director/Trustee of Merrill Lynch Bond Fund,
Inc., has recently retired. The Fund's Board of Directors/Trustees wishes Mr. Reilly well in his retirement.



Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863



Electronic Delivery


The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



CORE BOND PORTFOLIO OF MERRILL LYNCH BOND FUND, INC.
MARCH 31, 2004



Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for
Closed-End Management Investment Companies - Not Applicable

Item 8 - Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers - Not Applicable

Item 9 - Submission of Matters to a Vote of Security Holders - Not
Applicable

Item 10 - Controls and Procedures

10(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

10(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 11 - Exhibits attached hereto

11(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

11(a)(2) - Certifications - Attached hereto

11(a)(3) - Not Applicable

11(b) - Certifications - Attached hereto


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 21, 2004


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 21, 2004


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       Core Bond Portfolio of Merrill Lynch Bond Fund, Inc.


Date: May 21, 2004